United States
Securities and Exchange Commission
Washington, D.C.  20549

Form N-CSR
Certified Shareholder Report of Registered Management Investment Companies

811-7141

(Investment Company Act File Number)

Federated World Investment Series, Inc.
_______________________________________________________________

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
(Address of Principal Executive Offices)

(412) 288-1900
(Registrant's Telephone Number)

John W. McGonigle, Esquire
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779
(Name and Address of Agent for Service)
(Notices should be sent to the Agent for Service)

Date of Fiscal Year End: 11/30/2009

Date of Reporting Period:  11/30/2009

Item 1.                      Reports to Stockholders

Federated International High Income Fund

Established 1996

A Portfolio of Federated World Investment Series, Inc.

ANNUAL SHAREHOLDER REPORT

November 30, 2009

Class A Shares
Class B Shares
Class C Shares
Class F Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLE
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS

EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$5.87	$8.98	$9.45	$9.02	$8.69
Income From Investment Operations:
Net investment income	0.49	0.58[1]	0.54	0.54	0.59[1]
Net realized and unrealized gain (loss) on investments, futures contracts, swap contacts and foreign currency transactions	2.69	(2.87)	0.01	0.65	0.34
TOTAL FROM INVESTMENT OPERATIONS	3.18	(2.29)	0.55	1.19	0.93
Less Distributions:
Distributions from net investment income	(0.44)	(0.44)	(0.56)	(0.54)	(0.60)
Distributions from net realized gain on investments, futures contracts, swap contacts and foreign currency transactions	—	(0.37)	(0.46)	(0.22)	—
Return of capital[2]	—	(0.01)[1]	—	—	—
TOTAL DISTRIBUTIONS	(0.44)	(0.82)	(1.02)	(0.76)	(0.60)
Net Asset Value, End of Period	$8.61	$5.87	$8.98	$9.45	$9.02
Total Return[3]	55.69%	(27.91)%	6.12%	13.83%	11.08%[4]
Ratios to Average Net Assets:
Net expenses	1.24%	1.16%	1.16%	1.16%	1.07%
Net investment income	8.03%	7.21%	5.87%	5.82%	6.64%
Expense waiver/reimbursement[5]	0.66%	0.61%	0.36%	0.32%	0.45%
Supplemental Data:
Net assets, end of period (000 omitted)	$82,857	$53,008	$98,758	$113,935	$95,330
Portfolio turnover	78%	69%	70%	77%	74%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	During the period, the Fund was reimbursed by an affiliated shareholder services provider, which had an impact of 0.09% on the total return.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$5.87	$8.98	$9.45	$9.02	$8.69
Income From Investment Operations:
Net investment income	0.42	0.52[1]	0.47	0.48	0.51[1]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	2.70	(2.87)	0.01	0.64	0.35
TOTAL FROM INVESTMENT OPERATIONS	3.12	(2.35)	0.48	1.12	0.86
Less Distributions:
Distributions from net investment income	(0.39)	(0.38)	(0.49)	(0.47)	(0.53)
Distributions from net realized gain on investments, futures contracts, swap contacts and foreign currency transactions	—	(0.37)	(0.46)	(0.22)	—
Return of capital[2]	—	(0.01)[1]	—	—	—
TOTAL DISTRIBUTIONS	(0.39)	(0.76)	(0.95)	(0.69)	(0.53)
Net Asset Value, End of Period	$8.60	$5.87	$8.98	$9.45	$9.02
Total Return[3]	54.45%	(28.41)%	5.31%	12.95%	10.23%
Ratios to Average Net Assets:
Net expenses	1.99%	1.91%	1.94%	1.93%	1.91%
Net investment income	7.34%	6.43%	5.08%	5.05%	5.80%
Expense waiver/reimbursement[4]	0.68%	0.61%	0.35%	0.32%	0.38%
Supplemental Data:
Net assets, end of period (000 omitted)	$15,556	$14,160	$31,624	$42,902	$57,496
Portfolio turnover	78%	69%	70%	77%	74%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$5.86	$8.97	$9.44	$9.01	$8.68
Income From Investment Operations:
Net investment income	0.43	0.52[1]	0.47	0.48	0.51[1]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	2.68	(2.87)	0.01	0.64	0.35
TOTAL FROM INVESTMENT OPERATIONS	3.11	(2.35)	0.48	1.12	0.86
Less Distributions:
Distributions from net investment income	(0.39)	(0.38)	(0.49)	(0.47)	(0.53)
Distributions from net realized gain on investments, futures contracts, swap contacts and foreign currency transactions	—	(0.37)	(0.46)	(0.22)	—
Return of capital[2]	—	(0.01)[1]	—	—	—
TOTAL DISTRIBUTIONS	(0.39)	(0.76)	(0.95)	(0.69)	(0.53)
Net Asset Value, End of Period	$8.58	$5.86	$8.97	$9.44	$9.01
Total Return[3]	54.38%	(28.44)%	5.33%	12.97%	10.24%
Ratios to Average Net Assets:
Net expenses	1.99%	1.91%	1.93%	1.93%	1.91%
Net investment income	7.18%	6.48%	5.08%	5.07%	5.80%
Expense waiver/reimbursement[4]	0.66%	0.61%	0.36%	0.32%	0.38%
Supplemental Data:
Net assets, end of period (000 omitted)	$21,745	$14,661	$27,508	$27,979	$24,008
Portfolio turnover	78%	69%	70%	77%	74%
1	Per share numbers have been calculated using the average shares method.
2	Represents a return of capital for federal income tax purposes.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Financial Highlights - Class F Shares

(For a Share Outstanding Throughout Each Period)

	Year Ended November 30,		Period Ended 11/30/2007[1]
	2009	2008
Net Asset Value, Beginning of Period	$5.88	$8.98	$9.23
Income From Investment Operations:
Net investment income	0.53	0.58[2]	0.26
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	2.65	(2.86)	(0.25)
TOTAL FROM INVESTMENT OPERATIONS	3.18	(2.28)	0.01
Less Distributions:
Distributions from net investment income	(0.44)	(0.44)	(0.26)
Distributions from net realized gain on investments, futures contracts, swap contacts and foreign currency transactions	—	(0.37)	—
Return of capital[3]	—	(0.01)[2]	—
TOTAL DISTRIBUTIONS	(0.44)	(0.82)	(0.26)
Net Asset Value, End of Period	$8.62	$5.88	$8.98
Total Return[4]	55.61%	(27.77)%	0.13%
Ratios to Average Net Assets:
Net expenses	1.22%	1.14%	1.21%[5]
Net investment income	9.15%	7.40%	5.22%[5]
Expense waiver/reimbursement[6]	0.68%	0.61%	0.45%[5]
Supplemental Data:
Net assets, end of period (000 omitted)	$929	$837	$540
Portfolio turnover	78%	69%	70%[7]
1	Reflects operations for the period from May 31, 2007 (start of performance) to November 30, 2007.
2	Per share numbers have been calculated using the average shares method.
3	Represents a return of capital for federal income tax purposes.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
5	Computed on an annualized basis.
6	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
7	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2007.
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2009 to November 30, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Annual Shareholder Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
	Beginning Account Value 6/1/2009	Ending Account Value 11/30/2009	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,204.90	$6.96
Class B Shares	$1,000	$1,200.70	$11.03
Class C Shares	$1,000	$1,199.60	$11.03
Class F Shares	$1,000	$1,206.20	$6.91
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,018.75	$6.38
Class B Shares	$1,000	$1,015.04	$10.10
Class C Shares	$1,000	$1,015.04	$10.10
Class F Shares	$1,000	$1,018.80	$6.33
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.26%
Class B Shares	2.00%
Class C Shares	2.00%
Class F Shares	1.25%
Annual Shareholder Report

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund Performance (unaudited)

The Fund's total return, based on net asset value, for the 12-month reporting period ended November 30, 2009 was 55.69% for Class A Shares, 54.45% for Class B Shares, 54.38% for Class C Shares and 55.61% for Class F Shares. The total return of the J.P. Morgan Emerging Markets Bond Index Global1 (JPM-EMBIG), a broad-based securities market index was 37.69% for the same period. The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transactions costs and other expenses which were not reflected in the total return of the JPM-EMBIG.

During the reporting period, the most significant factors affecting the Fund's performance relative to the EMBIG were: (1) the credit quality2 of the portfolio securities (which indicate the risk that securities will default); (2) the duration3 of its portfolio (which indicates the portfolio's price sensitivity to interest rates);4 and (3) the allocation of securities to local debt markets.

For purposes of the following, the discussion will focus on the Fund's Class F Shares. The total return of the Fund's Class F Shares consisted of 9.01% current income and 46.60% capital appreciation in the value of the Fund's shares.

1	The JPM-EMBIG is a total return, trade weighted index for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities in 33 countries. The JPM-EMBIG is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The JPM-EMBIG is unmanaged, and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
2	Investment-grade securities are securities that are rated at least “BBB” or unrated securities of a comparable quality. Noninvestment-grade securities are securities that are not rated at least “BBB” or unrated securities of a comparable quality. Credit ratings are an indication of the risk that a security will default. They do not protect a security from credit risk. Lower-rated bonds typically offer higher yields to help compensate investors for the increased risk associated with them. Among these risks are lower credit-worthiness, greater price volatility, more risk to principal and income than with higher-rated securities and increased possibilities of default.
3	Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities with shorter durations. For purposes of this Management Discussion of Fund Performance, duration is determined using a third-party analytical system.
4	Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.
Annual Shareholder Report

Market Overview

The fiscal year ended November 30, 2009 marked one year since the Lehman Brothers bankruptcy, that triggered the dislocation of the global financial system including the disruption of basic international trading of goods. Economic indicators in emerging economies for the fourth quarter of 2008 confirmed the negative impact of the market shock on both global trade flows and domestic demand across various regions. During the early part of calendar year 2009, the general market sentiment was downbeat with little traction in either global equity or fixed income markets despite the various U.S. government programs announced to support the financial sector. During April 2009, market sentiment improved markedly following the G-20 summit in London after which the developed nations announced a $1.1 trillion global anti-crisis package to fund the International Monetary Fund and other multilateral institutions to provide financing alternatives to emerging economies. Furthermore, around the same time, various U.S. financial institutions announced positive earnings estimates for the first quarter of 2009.

Once the G-20 global anti-crisis package was announced, the extreme risks created by liquidity constraints were eliminated and emerging debt markets had a gradual but steady recovery. With a more stable market, consensus started building that emerging market sovereign credits and domestic financial institutions were in significantly better condition with low leverage and sounder fiscal accounts than their counterparts in developed economies. This, in turn, supports domestic demand both at the private and public sector levels, and provides the growth drivers for the global economy in the short- to medium-term.

During the third quarter of 2009, the global environment continued to improve. Consequently, inflows into emerging markets bonds increased sharply from the lows of April 2009 - when it recorded the lowest cumulative flows into emerging markets dedicated funds since 2005 - partially explained by crossover investors seeking higher returns. Furthermore, the market realized that despite declines in commodity prices earlier in the year, emerging economies maintained strong external positions in the form of foreign currency reserves, and expected to record current accounts in surplus of about 2.8% of GDP for the year. In aggregate, foreign currency reserves outpaced those of developed markets since 2006 and remain at double the level of developed countries at $4.2 trillion.

A more promising global outlook benefited the higher-yielding sovereign credits which re-priced to reflect lower risk premiums and higher risk appetite for countries such as Argentina, Ecuador, Ghana, Pakistan and Venezuela. The overall improved market sentiment also had a strong positive impact on local currency markets as demand for non-U.S. dollar-denominated assets benefited commodity-linked currencies including Brazil, Colombia and Indonesia, or alternatively, those that had been hit the hardest, such as Hungary and Poland.

Annual Shareholder Report

The market suffered a temporary reversal in late October 2009 after a series of weak economic data in the United States - mainly consumer confidence and spending, continued concerns with the housing market, and some downward revisions and bankruptcy threats among U.S. financial institutions. Two weeks later the market received a new dose of optimism from the G-20 nations as they agreed to keep interest rates low and maintain record budget deficits until economic recoveries take hold.

During the reporting period, emerging market spreads traded consistently tighter from 790 basis points ending at 342 basis points for a total return of 37.8%.

Comparatively, the Barclays Capital Global Treasury U.S. Bond Index5 was up 3.4%, the JP Morgan Government Bond Index - Emerging Markets;6 (local markets) was up 28.2% and the S&P 500 Index7 was up 37.7%.

Credit Quality

Early in the 12-month reporting period, Fund management allocated, as compared to the JPM-EMBIG, more of its portfolio to high-yielding sovereign credits such as Argentina, Indonesia, Uruguay and Venezuela under the premise that early in the year, risk premiums were excessive and did not accurately reflect these countries' fundamentals. This strategic allocation was a substantial contributor to Fund performance over the reporting period. Alternatively, the Fund maintained underweight exposure, relative to the JPM-EMBIG, to high-grade sovereign credits such as Brazil and Mexico, which performed better in the down-market of 2008 but also had a lower risk-return factor under the current market environment. Fund management also maintained overweight exposure, relative to the JPM-EMBIG, to corporate credits both in Brazil and Mexico which positively impacted the Fund.

5	The Barclays Capital Global Treasury U.S. Bond Index includes public obligations of the U.S. Treasury that have remaining maturities of one year or more.
6	The JP Morgan Government Bond Index-Emerging Markets Diversified (GBI-EM) is a local emerging markets debt benchmark that tracks local currency government bonds issued by emerging markets. It includes 16 countries in Asia, Europe, Latin America and Middle East/Africa that provide easy access and no impediments for foreign investors
7	The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investment cannot be made in an index.
Annual Shareholder Report

Duration

During most of the fiscal reporting period, the Fund allocated a large percentage of sovereign bonds from each country to securities with longer duration than those comprising the JPM-EMBIG. With the anticipation of a substantial adjustment to global spreads and decline in volatility, the Fund was positioned to benefit from constructive bond price movements. This strategy was implemented in various stages during the year to adjust for periods of greater or reduced market uncertainty regarding the United States and global economic outlooks and expectations for further monetary policy stimulus which typically have an immediate impact on emerging markets. The strategic decision of longer duration had a positive contribution to relative performance.

Local Markets

During the 12-month reporting period, the Fund's allocation to emerging market securities denominated in local currency was maintained. These investments are not represented in the JPM-EMBIG. By the middle part of the fiscal year, prospects for economic growth and lower inflation rates in countries such as Brazil and Turkey pointed to attractive real interest rates and potential appreciation of the currency. Local market exposure benefitted from both reduction in nominal interest rates and increased demand for local currency assets, which resulted in significant appreciation of exchange rates across emerging countries.

Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International High Income Fund (Class A Shares) (the “Fund”) from November 30, 1999 to November 30, 2009, compared to the J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG).2

Average Annual Total Returns[3] for the Period Ended 11/30/2009
1 Year	48.60%
5 Years	7.54%
10 Years	10.25%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The JPM-EMBIG is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International High Income Fund (Class B Shares) (the “Fund”) from November 30, 1999 to November 30, 2009, compared to the J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG).2

Average Annual Total Returns[3] for the Period Ended 11/30/2009
1 Year	48.95%
5 Years	7.42%
10 Years	10.07%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The JPM-EMBIG is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable contingent deferred sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in the Federated International High Income Fund (Class C Shares) (the “Fund”) from November 30, 1999 to November 30, 2009, compared to the J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG).2

Average Annual Total Returns[3] for the Period Ended 11/30/2009
1 Year	53.38%
5 Years	7.70%
10 Years	9.90%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00% as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The JPM-EMBIG is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable contingent deferred sales charges.
Annual Shareholder Report

GROWTH OF A $10,000 INVESTMENT - CLASS F SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated International High Income Fund (Class F Shares) (the “Fund”) from May 31, 2007 (start of performance) to November 30, 2009, compared to the J.P. Morgan Emerging Markets Bond Index Global (JPM-EMBIG).2

Average Annual Total Returns[3] for the Period Ended 11/30/2009
1 Year	53.05%
Start of Performance (5/31/2007)	4.08%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 1.00% and the 1.00% contingent deferred sales charge as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 1.00% ($10,000 investment minus $100 sales charge = $9,900). The maximum contingent deferred sales charge is 1.00% on any redemption less than four years from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The JPM-EMBIG has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The JPM-EMBIG is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable sales charges and contingent deferred sales charges as applicable.
Annual Shareholder Report

Portfolio of Investments Summary Table (unaudited)

At November 30, 2009, the Fund's issuer country exposure composition was as follows:

Country	Exposure as a Percentage of Total Net Assets[1],2
Brazil	14.7%
Russia	12.7%
Argentina	9.2%
Venezuela	8.4%
Turkey	8.4%
Mexico	8.2%
Peru	5.3%
Colombia	4.7%
Indonesia	4.0%
Uruguay	3.9%
Panama	2.5%
Bermuda	1.1%
United States	0.8%
Kazakhstan	0.3%
Mongolia	0.3%
Angola	0.2%
Egypt	0.1%
Derivative Contracts[3],4	0.0%
Cash Equivalents[5]	19.3%
Other Assets and Liabilities — Net[6]	(4.1)%
TOTAL	100.0%
Annual Shareholder Report

1	This table depicts the Fund's exposure to various countries through its investment in foreign fixed-income securities along with the Fund's holdings of cash equivalents and other assets and liabilities. With respect to foreign corporate fixed-income securities, country allocations are based primarily on the country in which the issuing company (the “Issuer”) has registered the security. However, the Fund's Adviser may allocate the Issuer to a country based on other factors such as the location of the Issuer's head office, the jurisdiction of the Issuer's incorporation, the location of the principal trading market for the Issuer's securities or the country from which a majority of the Issuer's revenue is derived.
2	As of the date specified above, the Fund owned shares of one or more affiliated investment companies. For purposes of this table, the affiliated investment company (other than an affiliated money market mutual fund) is not treated as a single portfolio security, but rather the Fund is treated as owning a pro rata portion of each security and each other asset and liability owned by the affiliated investment company. Accordingly, the percentages of total net assets shown in the table will differ from those presented on the Portfolio of Investments.
3	Based upon net unrealized appreciation (depreciation) or value of the derivative contracts as applicable. Derivative contracts may consist of futures, forwards, options and swaps. The impact of a derivative contract on the Fund's performance may be larger than its unrealized appreciation (depreciation) or value may indicate. In many cases, the notional value or amount of a derivative contract may provide a better indication of the contract's significance to the portfolio. More complete information regarding the Fund's direct investments in derivative contracts, including unrealized appreciation (depreciation), value and notional values or amounts of such contracts, can be found in the table at the end of the Portfolio of Investments included in this report.
4	Represents less than 0.1%.
5	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements. This does not include cash held in the Fund that is denominated in foreign currencies. See Statement of Assets and Liabilities for information regarding the Fund's foreign cash position.
6	Assets, other than investments in securities and derivative contracts, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report

Portfolio of Investments

November 30, 2009

Shares or Foreign Currency Par Amount			Value
		Common Stocks – 0.0%
		Cable & Wireless Television – 0.0%
2,500	[1]	Satelites Mexicanos SA, Class INS (IDENTIFIED COST $927,252)	10,000
		Corporate Bonds – 18.4%
		Banking – 3.4%
$1,750,000	[2,3]	Banco Credito del Peru, Sub. Note, Series 144A, 6.95%, 11/7/2021	1,697,500
500,000	[2,3]	Kazkommerts International BV, Company Guarantee, Series 144A, 8.00%, 11/3/2015	405,000
500,000	[2,3]	RSHB Capital S.A., Note, Series 144A, 9.00%, 6/11/2014	562,300
1,500,000	[2,3]	VTB Capital SA, Bond, Series 144A, 6.25%, 6/30/2035	1,440,000
		TOTAL	4,104,800
		Broadcast Radio & TV – 2.0%
2,000,000		Grupo Televisa S.A., Sr. Note, 8.50%, 3/11/2032	2,432,460
		Cable & Wireless Television – 1.0%
500,000	[2,3]	Net Servicos de Comunicacao SA, Company Guarantee, Series 144A, 7.50%, 1/27/2020	503,125
1,396,153		Satelites Mexicanos SA, Sr. Note, 10.125%, 11/30/2013	649,211
		TOTAL	1,152,336
		Conglomerate – 0.4%
500,000	[2,3]	Voto-Votorantim O/S Trad, Company Guarantee, Series 144A, 6.625%, 9/25/2019	499,505
		Construction & Engineering – 0.6%
800,000	[2,3]	Odebrecht SA, Company Guarantee, Series 144A, 7.00%, 4/21/2020	782,000
		Container & Glass Products – 1.2%
1,300,000		Vitro SA, Note, 11.75%, 11/1/2013	565,500
2,000,000		Vitro SA, Sr. Unsecd. Note, 9.125%, 2/1/2017	870,000
		TOTAL	1,435,500
		Materials – 1.2%
1,400,000	[2,3]	CSN Islands XI Corp., Company Guarantee, Series 144A, 6.875%, 9/21/2019	1,400,000
		Metals & Mining – 3.2%
2,000,000		Alrosa Finance SA, Company Guarantee, 8.875%, 11/17/2014	2,029,400
1,750,000		Vale Overseas Ltd., 6.875%, 11/21/2036	1,823,277
		TOTAL	3,852,677
Annual Shareholder Report

Shares or Foreign Currency Par Amount			Value
		Oil & Gas – 3.4%
$700,000		Ecopetrol SA, Note, 7.625%, 7/23/2019	793,660
2,960,000	[2,3]	Gazprom, Note, Series 144A, 8.625%, 4/28/2034	3,278,200
		TOTAL	4,071,860
		Telecommunications & Cellular – 1.1%
1,400,000	[2,3]	Digicel Ltd., Sr. Note, Series 144A, 8.25%, 9/1/2017	1,375,500
		Utilities – 0.9%
1,000,000	[2,3]	ISA Capital DO Brasil SA, Series 144A, 8.80%, 1/30/2017	1,088,500
		TOTAL CORPORATE BONDS (IDENTIFIED COST $23,990,146)	22,195,138
		Floating Rate Loan – 0.5%
600,000	[4]	Carolbrl, 4.006%, 9/30/2010 (IDENTIFIED COST $595,555)	594,300
		Governments/Agencies – 64.5%
		Sovereign – 64.5%
1,060,000		Argentina, Government of, 12.00%, 6/19/2031	455,800
14,348,851		Argentina, Government of, Note, 8.28%, 12/31/2033	10,295,300
1,000,000		Argentina, Government of, Unsub., 2.50%, 12/31/2038	364,000
7,400,000		Brazil, Government of, 6.00%, 8/15/2010	8,052,043
2,900,000		Brazil, Government of, Note, 10.00%, 1/1/2017	1,487,047
1,500,000		Brazil, Government of, Note, 6.00%, 5/15/2015	1,537,806
2,400,000		Colombia, Government of, 7.375%, 9/18/2037	2,790,000
2,821,000,000		Colombia, Government of, 9.85%, 6/28/2027	1,677,656
400,000		Colombia, Government of, Bond, 6.125%, 1/18/2041	399,093
600,000		Indonesia, Government of, 6.625%, 2/17/2037	586,170
2,500,000	[2,3]	Indonesia, Government of, Series 144A, 8.50%, 10/12/2035	2,950,000
900,000	[2,3]	Indonesia, Government of, Sr. Unsecd. Note, Series 144A, 11.625%, 3/4/2019	1,260,000
5,000,000		Mexico, Government of, Note, 5.625%, 1/15/2017	5,405,900
2,750,000		Panama, Government of, 6.70%, 1/26/2036	3,055,938
4,276,000		Peru, Government of, 6.55%, 3/14/2037	4,746,360
4,220,000		Republica Oriental del Uruguay, 7.625%, 3/21/2036	4,745,390
7,097,000	[2,3]	Russia, Government of, Unsub., Series 144A, 7.50%, 3/31/2030	8,010,739
4,200,000		Turkey, Government of, 14.00%, 9/26/2012	3,049,198
6,930,000		Turkey, Government of, 6.875%, 3/17/2036	7,051,275
11,150,000		Venezuela, Government of, 9.375%, 1/13/2034	7,637,750
Annual Shareholder Report

Shares or Foreign Currency Par Amount			Value
4,300,000		Venezuela, Government of, Note, 7.65%, 4/21/2025	2,528,400
		TOTAL GOVERNMENTS/AGENCIES (IDENTIFIED COST $74,634,011)	78,085,865
		investment Fund – 0.8%
10,000		GML Agricultural Commodity Trade Finance Fund (IDENTIFIED COST $1,000,000)	997,872
		Mutual FundS – 19.9%;5
150,887		Federated Project and Trade Finance Core Fund	1,496,803
22,634,256	[6]	Prime Value Obligations Fund, Institutional Shares, 0.22%	22,634,256
		TOTAL MUTUAL FUNDS (IDENTIFIED COST $24,143,063)	24,131,059
		TOTAL INVESTMENTS — 104.1% (IDENTIFIED COST $125,290,027)[7]	126,014,234
		OTHER ASSETS AND LIABILITIES - NET — (4.1)%[8]	(4,928,238)
		TOTAL NET ASSETS — 100%	$121,085,996
  At November 30, 2009, the Fund had outstanding futures contracts as follows:
Description	Number of Contracts	Notional Value	Expiration Date	Unrealized Depreciation
1U.S. Treasury Notes 10-Year Short Futures	25	$2,998,438	March 2010	$(42,242)
  Unrealized Depreciation on Futures Contracts is included in “Other Assets and Liabilities — Net.”
  Note: The categories of investments are shown as a percentage of total net assets at November 30, 2009.
Annual Shareholder Report

  Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
  Level 1 — quoted prices in active markets for identical securities
  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
  The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
  The following is a summary of the inputs used, as of November 30, 2009, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity Security:
International	$ —	$10,000	$ —	$10,000
Debt Securities:
Corporate Bonds	—	22,195,138	—	22,195,138
Floating Rate Loan	—	594,300	—	594,300
Governments/Agencies	—	78,085,865	—	78,085,865
Investment Fund	997,872	—	—	997,872
Mutual Funds	24,131,059	—	—	24,131,059
TOTAL SECURITIES	$25,128,931	$100,885,303	$ —	$126,014,234
OTHER FINANCIAL INSTRUMENTS*	$(42,242)	$ —	$ —	$(42,242)
*	Other financial instruments include futures contracts.
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Assets and Liabilities

November 30, 2009

Assets:
Total investments in securities, at value including $24,131,059 of investments in affiliated issuers (Note 5) (identified cost $125,290,027)		$126,014,234
Cash denominated in foreign currencies (identified cost $374,697)		403,063
Restricted cash		45,000
Income receivable		1,884,924
Receivable for shares sold		311,983
TOTAL ASSETS		128,659,204
Liabilities:
Payable for investments purchased	$6,857,312
Payable for shares redeemed	398,226
Payable for daily variation margin	1,563
Income distribution payable	148,645
Payable for Directors'/Trustees' fees	1,206
Payable for distribution services fee (Note 5)	23,011
Payable for shareholder services fee (Note 5)	21,007
Accrued expenses	122,238
TOTAL LIABILITIES		7,573,208
Net assets for 14,074,007 shares outstanding		$121,085,996
Net Assets Consist of:
Paid-in capital		$124,803,778
Net unrealized appreciation of investments, futures contracts and translation of assets and liabilities in foreign currency		707,613
Accumulated net realized loss on investments, swap contracts, futures contracts and foreign currency transactions		(3,922,749)
Distributions in excess of net investment income		(502,646)
TOTAL NET ASSETS		$121,085,996
Annual Shareholder Report

Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($82,856,803 ÷ 9,623,883 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$8.61
Offering price per share (100/95.50 of $8.61)	$9.02
Redemption proceeds per share	$8.61
Class B Shares:
Net asset value per share ($15,555,648 ÷ 1,809,357 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$8.60
Offering price per share	$8.60
Redemption proceeds per share (94.50/100 of $8.60)	$8.13
Class C Shares:
Net asset value per share ($21,744,901 ÷ 2,533,000 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$8.58
Offering price per share	$8.58
Redemption proceeds per share (99.00/100 of $8.58)	$8.49
Class F Shares:
Net asset value per share ($928,644 ÷ 107,767 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$8.62
Offering price per share (100/99.00 of $8.62)	$8.71
Redemption proceeds per share (99.00/100 of $8.62)	$8.53
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Operations

Year Ended November 30, 2009

Investment Income:
Dividends received from affiliated issuers (Note 5)		$28,818
Interest		8,639,856
TOTAL INCOME		8,668,674
Expenses:
Investment adviser fee (Note 5)	$794,994
Administrative personnel and services fee (Note 5)	270,000
Custodian fees	58,900
Transfer and dividend disbursing agent fees and expenses	207,380
Directors'/Trustees' fees	5,658
Auditing fees	29,700
Legal fees	5,298
Portfolio accounting fees	93,025
Distribution services fee — Class B Shares (Note 5)	112,731
Distribution services fee — Class C Shares (Note 5)	132,415
Shareholder services fee — Class A Shares (Note 5)	149,300
Shareholder services fee — Class B Shares (Note 5)	37,577
Shareholder services fee — Class C Shares (Note 5)	43,862
Shareholder services fee — Class F Shares (Note 5)	1,842
Account administration fee — Class A Shares	839
Share registration costs	35,841
Printing and postage	26,978
Insurance premiums	4,057
Taxes	12,127
Miscellaneous	4,153
TOTAL EXPENSES	2,026,677
Annual Shareholder Report

Statement of Operations — continued
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(567,084)
Waiver of administrative personnel and services fee	(54,063)
TOTAL WAIVERS AND REIMBURSEMENT		$(621,147)
Net expenses			$1,405,530
Net investment income			7,263,144
Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions			(2,252,615)
Net realized loss on futures contracts			(135,177)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			34,965,902
Net change in unrealized depreciation of futures contracts			(42,242)
Net realized and unrealized gain on investments, futures contracts and foreign currency transactions			32,535,868
Change in net assets resulting from operations			$39,799,012
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report

Statement of Changes in Net Assets

Year Ended November 30	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$7,263,144	$9,350,592
Net realized loss on investments, swap contracts, futures contracts and foreign currency transactions	(2,387,792)	(5,789,240)
Net change in unrealized appreciation/depreciation of investments, swap contracts, futures contracts and translation of assets and liabilities in foreign currency	34,923,660	(40,332,880)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	39,799,012	(36,771,528)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(3,652,999)	(4,671,521)
Class B Shares	(797,321)	(1,190,342)
Class C Shares	(951,606)	(1,103,653)
Class F Shares	(47,666)	(56,508)
Distributions from net realized gain on investments, futures contracts and foreign currency transactions
Class A Shares	—	(4,113,488)
Class B Shares	—	(1,262,623)
Class C Shares	—	(1,101,964)
Class F Shares	—	(40,188)
Return of capital
Class A Shares	—	(168,158)
Class B Shares	—	(43,048)
Class C Shares	—	(39,936)
Class F Shares	—	(2,037)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(5,449,592)	(13,793,466)
Share Transactions:
Proceeds from sale of shares	48,826,053	24,163,794
Net asset value of shares issued to shareholders in payment of distributions declared	4,062,994	9,735,367
Cost of shares redeemed	(48,818,950)	(59,097,739)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	4,070,097	(25,198,578)
Change in net assets	38,419,517	(75,763,572)
Net Assets:
Beginning of period	82,666,479	158,430,051
End of period (including distributions in excess of net investment income of $(502,646) and $(1,096,278), respectively)	$121,085,996	$82,666,479
  See Notes which are an integral part of the Financial Statement
Annual Shareholder Report

Notes to Financial Statements

November 30, 2009

1. ORGANIZATION

Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International High Income Fund (the “Fund”). The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The primary investment objective of the Fund is to seek a high level of current income. The Fund has a secondary objective of capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

Investment Valuation

In calculating its net asset value (NAV), the Fund generally values investments as follows:

  Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
  Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
  Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
  Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.
  Shares of other mutual funds are valued based upon their reported NAVs.

If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

Fair Valuation and Significant Events Procedures

The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market Annual Shareholder Report conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

  With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
  With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
  Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
  Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

Repurchase Agreements

It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

Annual Shareholder Report

With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

Investment Income, Gains and Losses, Expenses and Distributions

Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid monthly. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization

All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

Federal Taxes

It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.

The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

Annual Shareholder Report

Other Taxes

As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Swap Contracts

Swap contracts involve two parties that agree to exchange the returns (or the differential in rates of return) earned or realized on particular predetermined investments, instruments, indices or other measures. The gross returns to be exchanged or “swapped” between parties are generally calculated with respect to a “notional amount” for a predetermined period of time. The Fund may enter into interest rate, total return, credit default, currency and other swap agreements. Risks may arise upon entering into swap agreements from the potential inability of the counterparties to meet the terms of their contract from unanticipated changes in the value of the swap agreement.

The Fund uses credit default swaps to manage exposure to a given issuer or sector by either selling protection to increase exposure, or buying protection to reduce exposure. The “buyer” in a credit default swap is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or the “par value”, of the reference obligation in exchange for the reference obligation. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is typically determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specific valuation method, are used to calculate the settlement value. The maximum amount of the payment that may occur, as a result of a credit event payable by the protection seller, is equal to the notional amount of the underlying index or security.

The Fund's maximum risk of loss from counterparty credit risk, either as the protection buyer or as the protection seller, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.

Upfront payments received or paid by the Fund will be reflected as an asset or liability on the Statement of Assets and Liabilities. Changes in the value of swap contracts are included in “Swaps, at value” on the Statement of Assets and Liabilities, and periodic payments are reported as “Net realized gain (loss) on swap contracts” on the Statement of Operations.

Annual Shareholder Report

At November 30, 2009, the Fund had no outstanding swap contracts.

Futures Contracts

The Fund purchases and sells financial futures contracts to manage cash flows, enhance yield and to potentially reduce transaction costs. Upon entering into a financial futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. There is minimal counterparty risk to the Fund since futures are exchange traded and the exchange's clearing house, as counterparty to all exchange-traded futures, guarantees the futures against default.

Futures contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

Foreign Exchange Contracts

The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

At November 30, 2009, the Fund had no outstanding foreign exchange contracts.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Annual Shareholder Report

Restricted Securities

The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Interest rate contracts	—	$ —	Payable for daily variation margin	$42,242*
*	Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes to the Portfolio of Investments. Only the current day's variation margin is reported within the Statement of Assets and Liabilities.
Annual Shareholder Report

The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2009

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Interest rate contracts	$(135,177)	$ —	$(135,177)
Foreign exchange contracts	—	(65,306)	(65,306)
TOTAL	$(135,177)	$(65,306)	$(200,483)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
	Futures	Forward Currency Contracts	Total
Interest rate contracts	$(42,242)	$ —	$(42,242)
Foreign exchange contracts	—	111,709	111,709
TOTAL	$(42,242)	$111,709	$69,467

Other

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

3. CAPITAL STOCK

The following tables summarize capital stock activity:

Year Ended November 30	2009		2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	5,440,977	$43,286,447	2,312,024	$18,994,197
Shares issued to shareholders in payment of distributions declared	399,059	2,970,995	828,447	6,804,756
Shares redeemed	(5,244,031)	(38,305,757)	(5,109,700)	(39,338,181)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	596,005	$7,951,685	(1,969,229)	$(13,539,228)
Year Ended November 30	2009		2008
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	263,602	$1,911,948	205,540	$1,691,342
Shares issued to shareholders in payment of distributions declared	72,913	536,443	192,412	1,588,929
Shares redeemed	(939,529)	(6,740,825)	(1,507,652)	(11,741,726)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(603,014)	$(4,292,434)	(1,109,700)	$(8,461,455)
Annual Shareholder Report

Year Ended November 30	2009		2008
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	427,957	$3,417,360	328,488	$2,689,994
Shares issued to shareholders in payment of distributions declared	68,693	510,824	151,533	1,248,053
Shares redeemed	(464,711)	(3,326,502)	(1,045,794)	(7,883,740)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	31,939	$601,682	(565,773)	$(3,945,693)
Year Ended November 30	2009		2008
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	26,676	$210,298	90,691	$788,261
Shares issued to shareholders in payment of distributions declared	6,094	44,732	11,518	93,629
Shares redeemed	(67,540)	(445,866)	(19,797)	(134,092)
NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(34,770)	$(190,836)	82,412	$747,798
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(9,840)	$4,070,097	(3,562,290)	$(25,198,578)

4. FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign exchange realized gains/losses, discount accretion/premium amortization on debt securities and reinstated interest on defaulted securities.

For the year ended November 30, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(31,829)	$(1,219,920)	$1,251,749

Net investment income (loss), net realized gains (losses) and net assets were not affected by this reclassification.

The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2009 and 2008, was as follows:

	2009	2008
Ordinary income[1]	$5,449,592	$10,679,630
Long-term capital gains	$ —	$ 2,860,658
Return of capital	$ —	$ 253,178
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Annual Shareholder Report

As of November 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$398,347
Net unrealized depreciation	$(371,298)
Capital loss carryforwards	$(3,744,831)

The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable in part to differing treatments for discount accretion/premium amortization on debt securities, defaulted bonds and inflation adjustments on foreign TIPS.

At November 30, 2009, the cost of investments for federal tax purposes was $126,411,180. The net unrealized depreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates and from futures contracts was $396,946. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $7,207,550 and net unrealized depreciation from investments for those securities having an excess of cost over value of $7,604,496.

At November 30, 2009, the Fund had a capital loss carryforward of $3,744,831 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$2,188,703
2017	$1,556,128

5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 0.85% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2009, the Adviser voluntarily waived $564,679 of its fee.

Annual Shareholder Report

Administrative Fee

Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2009, FAS waived $54,063 of its fee. The net fee paid to FAS was 0.231% of average daily net assets of the Fund. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.05%
Class B Shares	0.75%
Class C Shares	0.75%

Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2009, FSC retained $12,572 of fees paid by the Fund. For the year ended November 30, 2009, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Directors.

Sales Charges

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2009, FSC retained $14,264 in sales charges from the sale of Class A Shares. FSC also retained $413 of CDSC relating to redemptions of Class C Shares.

Annual Shareholder Report

Shareholder Services Fee

The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $3,019 of Service Fees for the year ended November 30, 2009. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended November 30, 2009, FSSC did not receive any fees paid by the Fund.

Expense Limitation

The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Class F Shares (after the voluntary waivers and reimbursements) will not exceed 1.25%, 2.00%, 2.00% and 1.25%, respectively, through the later of (the “Termination Date”): (a) January 31, 2011; or (b) the date of the Fund's next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating these arrangements prior to the Termination Date, these arrangements may only be terminated prior to the Termination Date with the agreement of the Directors.

General

Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

Transactions with Affiliated Companies

Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2009, the Adviser reimbursed $2,405. Transactions with the affiliated companies during the year ended November 30, 2009 were as follows:

Affiliates	Balance of Shares Held 11/30/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2009	Value	Dividend Income
Federated Project and Trade Finance Core Fund	—	150,887	—	150,887	$1,496,803	$8,807
Prime Value Obligations Fund, Institutional Shares	945,846	81,793,962	60,105,552	22,634,256	22,634,256	20,011
TOTAL OF AFFILIATED TRANSACTIONS	945,846	81,944,849	60,105,552	22,785,143	$24,131,059	$28,818
Annual Shareholder Report

6. Investment TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended November 30, 2009, were as follows:

Purchases	$69,940,890
Sales	$79,585,400

7. CONCENTRATION OF RISK

The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

8. LINE OF CREDIT

The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.00% over the higher of the Federal Funds Rate or the London Interbank Offered Rate (LIBOR). As of November 30, 2009, there were no outstanding loans. During the year ended November 30, 2009, the Fund did not utilize the LOC.

9. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2009, there were no outstanding loans. During the year ended November 30, 2009, the program was not utilized.

10. Legal Proceedings

Since October 2003, Federated Investors, Inc. and related entities (collectively, “Federated”) and various Federated funds (Federated Funds) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (NYAG) and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Annual Shareholder Report

Federated and the Federated Funds and their respective counsel have been defending this litigation and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

11. Subsequent events

Management has evaluated subsequent events through January 22, 2010, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

Annual Shareholder Report

Report of Independent Registered Public Accounting Firm

TO THE BOARD OF DIRECTORS OF Federated World Investment series, inc. AND SHAREHOLDERS OF federated INTERNATIONAL HIGH INCOME fund:

We have audited the accompanying statement of assets and liabilities of Federated International High Income Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International High Income Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
January 22, 2010

Annual Shareholder Report

Board of Directors and Corporation Officers

The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Corporation comprised three portfolio(s), and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

Interested DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
Annual Shareholder Report

INDEPENDENT DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Nicholas P. Constantakis Birth Date: September 3, 1939 DIRECTOR Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.
Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
John F. Cunningham Birth Date: March 5, 1943 DIRECTOR Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Maureen Lally-Green Birth Date: July 5, 1949 DIRECTOR Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 DIRECTOR Began serving: January 1994	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
R. James Nicholson Birth Date: February 4, 1938 DIRECTOR Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O'Neill Birth Date: June 14, 1951 DIRECTOR Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
Annual Shareholder Report

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
James F. Will Birth Date: October 12, 1938 DIRECTOR Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

OFFICERS

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
Annual Shareholder Report

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

Annual Shareholder Report

Evaluation and Approval of Advisory Contract - May 2009

Federated International High Income Fund (the “Fund”)

The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

Annual Shareholder Report

The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons Annual Shareholder Report with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or Annual Shareholder Report reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the board receives regular reports regarding the institution or elimination of these voluntary waivers.

Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was below the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive.

The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these Annual Shareholder Report circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

Annual Shareholder Report

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

Quarterly Portfolio Schedule

The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

Annual Shareholder Report

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated International High Income Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Cusip 31428U771
Cusip 31428U763
Cusip 31428U755
Cusip 31428U649

G01949-01 (1/10)

Federated is a registered mark of Federated Investors, Inc.
2010 Federated Investors, Inc.

Federated International Leaders Fund

Established 1998

(formerly, Federated International Value Fund)

A Portfolio of Federated World Investment Series, Inc.

ANNUAL SHAREHOLDER REPORT

November 30, 2009

Class A Shares
Class B Shares
Class C Shares

FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
PORTFOLIO OF INVESTMENTS
STATEMENT OF ASSETS AND LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
NOTES TO FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF DIRECTORS AND CORPORATION OFFICERS
EVALUATION AND APPROVAL OF ADVISORY CONTRACT
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

Financial Highlights - Class A Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$13.97	$26.04	$23.49	$18.22	$16.33
Income From Investment Operations:
Net investment income	0.16[1]	0.32[1]	0.21[1]	0.53[1]	0.11[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	7.58	(12.22)	2.82	4.83	2.10
TOTAL FROM INVESTMENT OPERATIONS	7.74	(11.90)	3.03	5.36	2.21
Less Distributions:
Distributions from net investment income	(0.47)	(0.17)	(0.48)	(0.09)	—
Distributions from net realized gain on investments and foreign currency transactions	—	—	—	—	(0.32)
TOTAL DISTRIBUTIONS	(0.47)	(0.17)	(0.48)	(0.09)	(0.32)
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net Asset Value, End of Period	$21.24	$13.97	$26.04	$23.49	$18.22
Total Return[3]	56.56%	(46.00)%	13.09%	29.51%	13.71%
Ratios to Average Net Assets:
Net expenses	1.78%	1.65%	1.65%	1.65%	1.95%[4]
Net investment income	0.98%	1.45%	0.83%	2.54%	0.65%
Expense waiver/reimbursement[5]	0.42%	0.24%	0.08%	0.20%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$178,706	$51,749	$115,052	$86,655	$51,204
Portfolio turnover	21%	3%	12%	8%	28%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.95% for the year ended November 30, 2005, after taking into account this expense reduction.
5	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
1

Financial Highlights - Class B Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$13.12	$24.49	$22.14	$17.22	$15.56
Income From Investment Operations:
Net investment income (loss)	0.03[1]	0.13[1]	0.02[1]	0.36[1]	(0.02)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	7.18	(11.50)	2.66	4.56	2.00
TOTAL FROM INVESTMENT OPERATIONS	7.21	(11.37)	2.68	4.92	1.98
Less Distributions:
Distributions from net investment income	(0.13)	—	(0.33)	—	—
Distributions from net realized gain on investments and foreign currency transactions	—	—	—	—	(0.32)
TOTAL DISTRIBUTIONS	(0.13)	—	(0.33)	—	(0.32)
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net Asset Value, End of Period	$20.20	$13.12	$24.49	$22.14	$17.22
Total Return[3]	55.41%	(46.43)%	12.23%	28.57%	12.89%
Ratios to Average Net Assets:
Net expenses	2.52%	2.40%	2.40%	2.40%	2.70%[4]
Net investment income (loss)	0.22%	0.64%	0.06%	1.80%	(0.12)%
Expense waiver/reimbursement[5]	0.43%	0.24%	0.08%	0.20%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$18,719	$12,837	$46,055	$46,604	$34,834
Portfolio turnover	21%	3%	12%	8%	28%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 2.70% for the year ended November 30, 2005, after taking into account this expense reduction.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
2

Financial Highlights - Class C Shares

(For a Share Outstanding Throughout Each Period)

Year Ended November 30	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$13.15	$24.55	$22.20	$17.27	$15.60
Income From Investment Operations:
Net investment income (loss)	0.03[1]	0.14[1]	0.02[1]	0.36[1]	(0.01)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	7.17	(11.54)	2.67	4.57	2.00
TOTAL FROM INVESTMENT OPERATIONS	7.20	(11.40)	2.69	4.93	1.99
Less Distributions:
Distributions from net investment income	(0.19)	—	(0.34)	—	—
Distributions from net realized gain on investments and foreign currency transactions	—	—	—	—	(0.32)
TOTAL DISTRIBUTIONS	(0.19)	—	(0.34)	—	(0.32)
Redemption Fees	0.00[2]	0.00[2]	0.00[2]	0.00[2]	0.00[2]
Net Asset Value, End of Period	$20.16	$13.15	$24.55	$22.20	$17.27
Total Return[3]	55.37%	(46.44)%	12.27%	28.55%	12.92%
Ratios to Average Net Assets:
Net expenses	2.54%	2.39%	2.39%	2.40%	2.70%[4]
Net investment income (loss)	0.18%	0.68%	0.09%	1.82%	(0.06)%
Expense waiver/reimbursement[5]	0.41%	0.24%	0.08%	0.20%	0.05%
Supplemental Data:
Net assets, end of period (000 omitted)	$36,918	$5,474	$14,662	$11,911	$7,455
Portfolio turnover	21%	3%	12%	8%	28%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
4	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 2.70% for the year ended November 30, 2005, after taking into account this expense reduction.
5	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
  See Notes which are an integral part of the Financial Statements
Annual Shareholder Report
3

Shareholder Expense Example (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2009 to November 30, 2009.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Annual Shareholder Report
4

	Beginning Account Value 6/1/2009	Ending Account Value 11/30/2009	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,286.30	$10.32
Class B Shares	$1,000	$1,281.60	$14.59
Class C Shares	$1,000	$1,281.00	$14.58
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,016.04	$9.10
Class B Shares	$1,000	$1,012.28	$12.86
Class C Shares	$1,000	$1,012.28	$12.86
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.80%
Class B Shares	2.55%
Class C Shares	2.55%
Annual Shareholder Report
5

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

Management's Discussion of Fund
Performance (unaudited)

The Fund's total return for the 12-month reporting period ended November 30, 2009, was 56.56% for Class A Shares, 55.41% for Class B Shares and 55.37% for Class C Shares. The total return of the Morgan Stanley Capital International Europe, Australasia, and Far East Index1 (MSCI-EAFE) was 37.72% for the same period.2 The Fund's total return for the most recently completed fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the MSCI-EAFE.

The following discussion will focus on the performance of the Fund's
Class A Shares.

MARKET OVERVIEW

Economic difficulties in the first half of the 12-month reporting period gave way as “green shoots” began to sprout later in the period. This led to stronger-than-expected second and third quarter earnings as firms benefited from improved outlooks and cost-cutting measures put in place during the second half of 2008 and the beginning of 2009. Additionally, government stimulus programs and accommodative global interest rate policies by the United States, Japan, China, and the EU provided a positive impetus for economic activity.

As a result, international equity markets, as measured by the MSCI-EAFE Index, climbed 37.72% on a total return basis during the reporting period. On a regional basis, emerging markets were the strongest performer with the MSCI Emerging Markets Index3 climbing 85.12% during the reporting period. Europe was the second best performing region and Japan was the laggard. MSCI Europe4 gained 40.83% and MSCI Japan5 added 14.01% during the reporting period.

1	Effective July 1, 2009, the fund's benchmark changed from the MSCI-EAFE Value Index to the MSCI-EAFE. The MSCI-EAFE is an unmanaged market capitalization index comprising 21 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Investments cannot be made in an index.
2	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks, and differences in auditing and other financial standards.
3	The MSCI Emerging Markets Index measures the equity market performance of 25 emerging market country indices. The index is unmanaged, and investments cannot be made in an index.
4	The MSCI Europe Index measures the equity market performance of 16 developed markets in Europe. The index is unmanaged, and investments cannot be made in an index.
5	The MSCI Japan Index measures the performance of the Japanese equity market. It is a capitalization-weighted index that aims to capture 85% of the (publicly available) total market capitalization. The index is unmanaged, and investments cannot be made in an index.
Annual Shareholder Report
6

FUND PERFORMANCE

The key drivers of the Fund's outperformance compared to the MSCI-EAFE were its strong stock selection in Consumer Discretionary, Financials, and Industrials and the Fund's large underweight in Utilities. From a regional perspective, the Fund benefited from its large underweight in Japan, overweight in Bermuda, and strong stock selection in the United Kingdom and Switzerland.

Individual stocks contributing to the Fund's outperformance included: Consumer Discretionary stocks such as automobile manufacturer Bayerische Motoren Werke AG (2.61% of net assets), which climbed 91.28%, and Swiss luxury goods maker Cie Financiere Richemont (3.55% of net assets), which rose 88.31% during the reporting period; Financials such as asset manager Invesco Ltd. (3.81% of net assets), which gained 81.83%, and Spanish bank Banco Santander SA (2.71% of net assets), which rose 124.37% during the reporting period; and Industrials such as Mexican airport operator Grupo Aeroportuario del Sureste (2.51% of net assets), which added 101.43%, and Swiss employment agency Adecco SA (3.55% of net assets), which gained 73.50% during the reporting period.

The Fund's relative performance was hurt by its underweight in Australia and the Materials sector and stock selection in Materials and Health Care. Regarding Australia and the Materials sector, the Fund was negatively impacted by its lack of exposure to Australian miners BHP Billiton Ltd. and Rio Tinto Ltd. (both components of the MSCI-EAFE but not the Fund), which both gained greater than 90% during the reporting period. In Health Care, drug makers such as Switzerland's Novartis AG, which fell 17%, and Japan's Takeda Pharmaceutical, which declined 24.8%, negatively impacted the Fund's performance (both sold during the reporting period).

Annual Shareholder Report
7

GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated International Leaders Fund (Class A Shares) (the “Fund”) from November 30, 1999 to November 30, 2009, compared to the Morgan Stanley Capital International Europe, Australasia and Far East Value Index (MSCI-EAFE Value)2 and the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI-EAFE).2,3

Average Annual Total Returns[4] for the Period Ended 11/30/2009
1 Year	47.98%
5 Years	5.88%
10 Years	6.89%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE Value and MSCI-EAFE have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The MSCI-EAFE Value and the MSCI-EAFE are not adjusted to reflect sales loads, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The Fund's Adviser has elected to change the benchmark index from the MSCI-EAFE Value to the MSCI-EAFE because the MSCI-EAFE is more reflective of the securities in which the Fund invests.
4	Total returns quoted reflect all applicable sales charges.
Annual Shareholder Report
8

GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated International Leaders Fund (Class B Shares) (the “Fund”) from November 30, 1999 to November 30, 2009, compared to the Morgan Stanley Capital International Europe, Australasia and Far East Value Index (MSCI-EAFE Value)2 and the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI-EAFE).2,3

Average Annual Total Returns[4] for the Period Ended 11/30/2009
1 Year	49.91%
5 Years	5.97%
10 Years	6.84%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE Value and MSCI-EAFE have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The MSCI-EAFE Value and the MSCI-EAFE are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The Fund's Adviser has elected to change the benchmark index from the MSCI-EAFE Value to the MSCI-EAFE because the MSCI-EAFE is more reflective of the securities in which the Fund invests.
4	Total returns quoted reflect all applicable contingent deferred sales charges.
Annual Shareholder Report
9

GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

The graph below illustrates the hypothetical investment of $10,0001 in Federated International Leaders Fund (Class C Shares) (the “Fund”) from November 30, 1999 to November 30, 2009, compared to the Morgan Stanley Capital International Europe, Australasia and Far East Value Index (MSCI-EAFE Value)2 and the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI-EAFE).2,3

Average Annual Total Returns[4] for the Period Ended 11/30/2009
1 Year	54.37%
5 Years	6.28%
10 Years	6.70%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The MSCI-EAFE Value and MSCI-EAFE have been adjusted to reflect reinvestment of dividends on securities in the indexes.
2	The MSCI-EAFE Value and the MSCI-EAFE are not adjusted to reflect sales loads, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The indexes are unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	The Fund's Adviser has elected to change the benchmark index from the MSCI-EAFE Value to the MSCI-EAFE because the MSCI-EAFE is more reflective of the securities in which the Fund invests.
4	Total returns quoted reflect all applicable contingent deferred sales charges.

Annual Shareholder Report
10

Portfolio of Investments Summary Tables (unaudited)

At November 30, 2009, the Fund's portfolio composition1 was as follows:

Country	Percentage of Total Net Assets
Switzerland	24.2%
United Kingdom	13.1%
France	11.1%
Hong Kong	7.0%
Bermuda	6.0%
Germany	6.0%
Mexico	4.9%
Singapore	4.7%
Netherlands	4.3%
Canada	2.9%
Ireland	2.9%
Sweden	2.8%
Spain	2.7%
United States	2.4%
Jersey Channel Isle	2.3%
Italy	1.0%
Malaysia	0.2%
Cash Equivalents[2]	1.6%
Other Assets and Liabilities — Net[3]	(0.1)%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
Annual Shareholder Report
11

At November 30, 2009, the Fund's sector classification composition4 was as follows:

Sector Classification	Percentage of Total Net Assets
Financials	39.6%
Consumer Discretionary	26.3%
Industrials	15.9%
Consumer Staples	6.8%
Materials	5.0%
Energy	4.9%
Cash Equivalents[2]	1.6%
Other Assets and Liabilities — Net[3]	(0.1)%
TOTAL	100.0%
4	Except for Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
Annual Shareholder Report
12

Portfolio of Investments

November 30, 2009

Shares		Value in U.S. Dollars
	Common Stocks – 98.5%
	Automobiles & Components – 6.0%
129,282	Bayerische Motoren Werke AG	6,123,190
154,751	Daimler AG	7,847,395
	TOTAL	13,970,585
	Banks – 16.0%
84,553	BNP Paribas SA	7,042,357
368,163	Banco Santander, SA	6,353,759
344,000	DBS Group Holdings Ltd.	3,568,550
458,000	Dah Sing Financial Group	2,734,557
602,549	HSBC Holdings PLC	7,066,074
416,125	HSBC Holdings PLC	4,874,636
275,000	United Overseas Bank Ltd.	3,753,500
211,000	Wing Hang Bank Ltd.	2,187,824
	TOTAL	37,581,257
	Capital Goods – 7.1%
243,800	Assa Abloy AB, Class B	4,506,617
190,600	Ingersoll-Rand PLC, Class A	6,741,522
121,138	Philips Electronics NV	3,340,026
220,100	Volvo AB, Class B	2,109,659
	TOTAL	16,697,824
	Commercial & Professional Services – 6.2%
166,429	Adecco SA	8,327,775
1,130,936	Michael Page International PLC	6,269,412
	TOTAL	14,597,187
	Consumer Durables & Apparel – 7.0%
255,009	Compagnie Financiere Richemont SA, Class A	8,322,001
23,102	Swatch Group AG, Class B	5,857,398
30,812	Tod's SpA	2,335,035
	TOTAL	16,514,434
	Consumer Services – 4.0%
115,764	Accor SA	6,235,746
219,115	InterContinental Hotels Group PLC	3,040,252
	TOTAL	9,275,998
	Diversified Financials – 15.9%
166,252	Credit Suisse Group AG	8,688,981
Annual Shareholder Report
13

Shares			Value in U.S. Dollars
139,658	[1]	GAM Holding Ltd.	1,673,025
401,305		Invesco Ltd.	8,929,036
191,220		Janus Capital Group, Inc.	2,503,070
191,238	[1]	Julius Baer Group Ltd.	6,351,014
328,361		Schroders PLC	6,227,200
182,210		UBS AG	2,854,871
		TOTAL	37,227,197
		Energy – 4.9%
142,100		Nexen, Inc.	3,343,133
71,600		Tidewater, Inc.	3,218,420
58,741	[1]	Transocean Ltd.	5,015,894
		TOTAL	11,577,447
		Food, Beverage & Tobacco – 5.4%
278,908		Diageo PLC	4,708,717
116,600		Imperial Tobacco Group PLC	3,396,395
98,291		Nestle SA	4,649,666
		TOTAL	12,754,778
		Household & Personal Products – 1.4%
29,100		L'Oreal SA	3,173,709
		Insurance – 3.2%
166,094		AXA	3,989,386
78,100		Sun Life Financial Services of Canada	2,157,851
51,314		Sun Life Financial Services of Canada	1,423,964
		TOTAL	7,571,201
		Materials – 5.0%
105,810		Akzo Nobel NV	6,744,321
6,232		Givaudan SA	4,956,314
		TOTAL	11,700,635
		Media – 7.2%
271,500		Grupo Televisa SA, GDR	5,584,755
757,500		Media Prima Bhd	382,326
309,035		Tf1 — TV Francaise	5,507,039
575,752		WPP PLC	5,408,472
		TOTAL	16,882,592
		Real Estate – 4.5%
518,000		City Developments Ltd.	3,754,602
662,900	[1]	Hang Lung Properties Ltd.	2,405,499
Annual Shareholder Report
14

Shares			Value in U.S. Dollars
290,086		Sun Hung Kai Properties	4,281,207
		TOTAL	10,441,308
		Retailing – 2.2%
195,269		Signet Jewelers Ltd.	5,047,704
		Transportation – 2.5%
120,900		Grupo Aeroportuario del Sureste SAB de CV, Class B, ADR	5,889,039
		TOTAL COMMON STOCKS (IDENTIFIED COST $193,018,600)	230,902,895
		Mutual Fund – 1.6%
3,747,401	[2,3]	Prime Value Obligations Fund, Institutional Shares, 0.22% (AT NET ASSET VALUE)	3,747,401
		TOTAL INVESTMENTS — 100.1% (IDENTIFIED COST $196,766,001)[4]	234,650,296
		OTHER ASSETS AND LIABILITIES - NET — (0.1)%[5]	(306,905)
		TOTAL NET ASSETS — 100%	$234,343,391
1	Non-income producing security.
2	Affiliated company.
3	7-Day net yield.
4	Also represents cost for federal tax purposes.
5	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
  Note: The categories of investments are shown as a percentage of total net assets at November 30, 2009.
  Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
  Level 1 — quoted prices in active markets for identical securities
  Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
  The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Annual Shareholder Report
15

    The following is a summary of the inputs used, as of November 30, 2009, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity Securities:
Domestic	$5,721,490	$ —	$ —	$5,721,490
International	44,132,898	181,048,507	—	225,181,405
Mutual Fund	3,747,401	—	—	3,747,401
TOTAL SECURITIES	$53,601,789	$181,048,507	$ —	$234,650,296
    The following acronyms are used throughout this portfolio:
ADR	— American Depositary Receipt
GDR	— Global Depository Receipt
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  16

  Statement of Assets and Liabilities

  November 30, 2009

Assets:
Total investments in securities, at value including $3,747,401 of investments in an affiliated issuer (Note 5) (identified cost $196,766,001)		$234,650,296
Cash		13,978
Cash denominated in foreign currencies (identified cost $47,065)		47,093
Income receivable		616,303
Receivable for shares sold		240,694
TOTAL ASSETS		235,568,364
Liabilities:
Payable for investments purchased	$614,094
Payable for shares redeemed	411,997
Payable for transfer and dividend disbursing agent fees and expenses	78,629
Payable for capital gains taxes withheld	17,617
Payable for Directors'/Trustees' fees	1,211
Payable for distribution services fee (Note 5)	18,547
Payable for shareholder services fee (Note 5)	26,556
Accrued expenses	56,322
TOTAL LIABILITIES		1,224,973
Net assets for 11,171,720 shares outstanding		$234,343,391
Net Assets Consist of:
Paid-in capital		$265,251,420
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		37,899,815
Accumulated net realized loss on investments and foreign currency transactions		(68,900,234)
Undistributed net investment income		92,390
TOTAL NET ASSETS		$234,343,391
  Annual Shareholder Report
  17

  Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($178,706,204 ÷ 8,414,130 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$21.24
Offering price per share (100/94.50 of $21.24)	$22.48
Redemption proceeds per share (98.00/100 of $21.24)	$20.82
Class B Shares:
Net asset value per share ($18,719,055 ÷ 926,709 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$20.20
Offering price per share	$20.20
Redemption proceeds per share (92.50/100 of $20.20)	$18.69
Class C Shares:
Net asset value per share ($36,918,132 ÷ 1,830,881 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$20.16
Offering price per share	$20.16
Redemption proceeds per share (97.00/100 of $20.16)	$19.56
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  18

  Statement of Operations

  Year Ended November 30, 2009

Investment Income:
Dividends (including $4,405 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $133,744)		$2,139,293
Expenses:
Investment adviser fee (Note 5)	$775,919
Administrative personnel and services fee (Note 5)	230,000
Custodian fees	31,344
Transfer and dividend disbursing agent fees and expenses	278,238
Directors'/Trustees' fees	5,510
Auditing fees	29,700
Legal fees	5,342
Portfolio accounting fees	64,293
Distribution services fee — Class B Shares (Note 5)	86,626
Distribution services fee — Class C Shares (Note 5)	50,697
Shareholder services fee — Class A Shares (Note 5)	146,205
Shareholder services fee — Class B Shares (Note 5)	28,875
Shareholder services fee — Class C Shares (Note 5)	16,769
Account administration fee — Class A Shares	660
Share registration costs	35,789
Printing and postage	33,748
Insurance premiums	3,968
Taxes	12,248
Miscellaneous	5,190
TOTAL EXPENSES	1,841,121
  Annual Shareholder Report
  19

  Statement of Operations — continued
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(278,386)
Waiver of administrative personnel and services fee	(44,225)
TOTAL WAIVERS AND REIMBURSEMENT		$(322,611)
Net expenses			$1,518,510
Net investment income			620,783
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (including foreign taxes withheld of $21,362)			(5,073,636)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			36,476,776
Net realized and unrealized gain on investments and foreign currency transactions			31,403,140
Change in net assets resulting from operations			$32,023,923
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  20

  Statement of Changes in Net Assets

Year Ended November 30	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income	$620,783	$1,616,567
Net realized loss on investments and foreign currency transactions	(5,073,636)	(753,758)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	36,476,776	(70,803,577)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	32,023,923	(69,940,768)
Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(1,704,698)	(758,845)
Class B Shares	(121,058)	—
Class C Shares	(80,400)	—
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(1,906,156)	(758,845)
Share Transactions:
Proceeds from sale of shares	22,459,805	23,193,597
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated International Equity Fund	139,454,962	—
Net asset value of shares issued to shareholders in payment of distributions declared	1,738,701	692,355
Cost of shares redeemed	(29,490,816)	(58,898,070)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	134,162,652	(35,012,118)
Redemption Fees	3,064	1,549
Change in net assets	164,283,483	(105,710,182)
Net Assets:
Beginning of period	70,059,908	175,770,090
End of period (including undistributed net investment income of $92,390 and $1,437,148, respectively)	$234,343,391	$70,059,908
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  21

  Notes to Financial Statements

  November 30, 2009

  1. ORGANIZATION

  Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Leaders Fund (formerly, Federated International Value Fund) (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The investment objective of the Fund is to provide long-term growth of capital.

  On November 20, 2009, the Fund received assets from Federated International Equity Fund as a result of a tax-free reorganization, as follows:

Shares of the Fund Issued	Federated International Equity Fund Net Assets Received	Unrealized Appreciation[1]	Net Assets of the Fund Immediately Prior to Combination	Net Assets of the Fund Immediately After Combination
6,596,749	$139,454,962	$17,303,062	$96,575,848	$236,030,810
1	Unrealized Appreciation is included in the Federated International Equity Fund Net Assets Received amount shown above.

  2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

  Investment Valuation

  In calculating its net asset value (NAV), the Fund generally values investments as follows:

    Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
    Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
    Shares of other mutual funds are valued based upon their reported NAVs.
    Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the “Directors”).
    Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Directors.
    Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
  Annual Shareholder Report
  22

  If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

  Fair Valuation and Significant Events Procedures

  The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

  The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

    With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
    With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
    Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
    Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

  The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

  Annual Shareholder Report
  23

  Repurchase Agreements

  It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

  With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

  The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

  Investment Income, Gains and Losses, Expenses and Distributions

  Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as distribution services, shareholder services and account administration fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  Premium and Discount Amortization

  All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

  Annual Shareholder Report
  24

  Federal Taxes

  It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.

  The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

  Other Taxes

  As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

  When-Issued and Delayed Delivery Transactions

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

  Foreign Exchange Contracts

  The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

  At November 30, 2009, the Fund had no outstanding foreign exchange contracts.

  Foreign Currency Translation

  The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the Annual Shareholder Report
  25

  respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Additional Disclosure Related to Derivative Instruments

  The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2009

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$(14,999)

  Other

  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  3. CAPITAL STOCK

  The following tables summarize capital stock activity:

Year Ended November 30	2009		2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,005,319	$18,112,584	893,778	$20,437,095
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated International Equity Fund	4,937,332	105,708,285	—	—
Shares issued to shareholders in payment of distributions declared	99,533	1,559,682	27,066	692,355
Shares redeemed	(1,331,597)	(21,613,630)	(1,634,828)	(33,967,885)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	4,710,587	$103,766,921	(713,984)	$(12,838,435)
  Annual Shareholder Report
  26

Year Ended November 30	2009		2008
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	115,507	$2,051,628	84,437	$1,840,218
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated International Equity Fund	268,355	5,466,389	—	—
Shares issued to shareholders in payment of distributions declared	7,966	110,157	—	—
Shares redeemed	(443,288)	(6,282,997)	(986,742)	(20,315,760)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(51,460)	$1,345,177	(902,305)	$(18,475,542)
Year Ended November 30	2009		2008
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	123,374	$2,295,593	48,256	$916,284
Proceeds from shares issued in connection with the tax-free transfer of assets from Federated International Equity Fund	1,391,062	28,280,288	—	—
Shares issued to shareholders in payment of distributions declared	4,793	68,862	—	—
Shares redeemed	(104,548)	(1,594,189)	(229,372)	(4,614,425)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	1,414,681	$29,050,554	(181,116)	$(3,698,141)
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	6,073,808	$134,162,652	(1,797,405)	$(35,012,118)

  Redemption Fees

  The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares and Class C Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. For the year ended November 30, 2009, the redemption fees for Class A Shares, Class B Shares and Class C Shares amounted to $2,357, $433 and $274, respectively. For the year ended November 30, 2008, the redemption fees for Class A Shares, Class B Shares and Class C Shares amounted to $1,085, $343 and $121, respectively.

  4. FEDERAL TAX INFORMATION

  The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for expiration of capital loss carryforwards, foreign currency transactions, reclass of capital gains taxes and reclassification for regulatory settlement proceeds.

  Annual Shareholder Report
  27

  For the year ended November 30, 2009, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$53,431,037	$(59,385)	$(53,371,652)

  Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

  The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2009 and 2008, was as follows:

	2009	2008
Ordinary income	$1,906,156	$758,845

  As of November 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$92,390
Net unrealized appreciation	$37,899,815
Capital loss carryforwards	$(68,900,234)

  At November 30, 2009, the cost of investments for federal tax purposes was $196,766,001. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation resulting from changes in foreign currency exchange rates was $37,884,295. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $44,026,359 and net unrealized depreciation from investments for those securities having an excess of cost over value of $6,142,064.

  At November 30, 2009, the Fund had a capital loss carryforward of $68,900,234 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2010	$7,132,428
2015	$32,016,386
2016	$24,743,792
2017	$5,007,628

  Capital loss carryforwards of $85,614,935 expired during the year ended November 30, 2009.

  Annual Shareholder Report
  28

  5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  Investment Adviser Fee

  Federated Global Investment Management Corp. is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.00% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2009, the Adviser voluntarily waived $277,863 of its fee.

  Administrative Fee

  Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended
  November 30, 2009, the net fee paid to FAS was 0.239% of average daily net assets of the Fund. FAS waived $44,225 of its fee. The Fund is currently being charged the minimum administrative fee; therefore the fee as a percentage of average daily net assets is greater than the amounts presented in the chart above.

  Distribution Services Fee

  The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
  Annual Shareholder Report
  29

  Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2009, FSC retained $8,810 of fees paid by the Fund. For the year ended November 30, 2009, the Fund's Class A Shares did not incur a distribution services fee; however it may begin to incur this fee upon approval of the Directors.

  Sales Charges

  Front-end sales charges and contingent deferred sales charges do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2009, FSC retained $6,996 in sales charges from the sale of Class A Shares.

  Shareholder Services Fee

  The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Financial intermediaries may include a company affiliated with management of Federated Investors, Inc. A financial intermediary affiliated with management of Federated Investors, Inc. received $1,798 of Service Fees for the year ended November 30, 2009. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended November 30, 2009, FSSC did not receive any fees paid by the Fund.

  Expense Limitation

  The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares and Class C Shares (after the voluntary waivers and reimbursements) will not exceed 1.81%, 2.56% and 2.56%, respectively, through the later of (the “Termination Date”): (a) January 31, 2011; or
  (b) the date of the Fund's next effective prospectus. While the Adviser and its affiliates currently do not anticipate terminating these arrangements prior to the Termination Date, these arrangements may only be terminated prior to the Termination Date with the agreement of the Directors.

  General

  Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

  Transactions with Affiliated Companies

  Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2009, the Adviser reimbursed $523. Transactions with the affiliated company during the year ended November 30, 2009 were as follows:

  Annual Shareholder Report
  30

Affiliate	Balance of Shares Held 11/30/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2009	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	99,384	22,870,335	19,222,318	3,747,401	$3,747,401	$4,405

  6. Investment TRANSACTIONS

  Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended November 30, 2009, were as follows:

Purchases	$17,859,548
Sales	$27,544,899

  7. CONCENTRATION OF RISK

  The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

  The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

  8. LINE OF CREDIT

  The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.00% over the higher of the Federal Funds Rate or the London Interbank Offered Rate. As of November 30, 2009, there were no outstanding loans. During the year ended November 30, 2009, the Fund did not utilize the LOC.

  9. INTERFUND LENDING

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2009, there were no outstanding loans. During the year ended November 30, 2009, the program was not utilized.

  11. Legal Proceedings

  Since October 2003, Federated Investors, Inc. and related entities (collectively, Federated) and various Federated funds (Federated Funds) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public Annual Shareholder Report
  31

  announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (NYAG), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

  12. Subsequent events

  Management has evaluated subsequent events through January 22, 2010, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

  13. FEDERAL TAX INFORMATION (UNAUDITED)

  For the fiscal period ended November 30, 2009, 100% of total income distributions made by the Fund are qualifying dividends which may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV.

  Of the ordinary income distributions made by the Fund during the year ended
  November 30, 2009, 5.53% qualify for the dividend received deduction available to corporate shareholders.

  If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund will pass through to its shareholders credits for foreign taxes paid.

  For the fiscal year ended November 30, 2009, the Fund derived $1,492,081 of gross income from foreign sources and paid foreign taxes of $133,286.

  Annual Shareholder Report
  32

  Report of Independent Registered Public Accounting Firm

  TO THE BOARD OF DIRECTORS OF Federated WORLD INVESTMENT SERIES, inc. AND SHAREHOLDERS OF federated INTERNATIONAL LEADERS fund:

  We have audited the accompanying statement of assets and liabilities of Federated International Leaders Fund (the “Fund”) (formerly, Federated International Value Fund), (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Leaders Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

  Boston, Massachusetts
  January 22, 2010

  Annual Shareholder Report
  33

  Board of Directors and Corporation Officers

  The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Corporation comprised three portfolio(s), and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

  Interested DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
  Annual Shareholder Report

  34

  INDEPENDENT DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Nicholas P. Constantakis Birth Date: September 3, 1939 DIRECTOR Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.
  Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
John F. Cunningham Birth Date: March 5, 1943 DIRECTOR Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
  Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Maureen Lally-Green Birth Date: July 5, 1949 DIRECTOR Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
  Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
  Annual Shareholder Report
  35

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 DIRECTOR Began serving: January 1994	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
  Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
R. James Nicholson Birth Date: February 4, 1938 DIRECTOR Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
  Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O'Neill Birth Date: June 14, 1951 DIRECTOR Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
  Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
  Annual Shareholder Report
  36

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
James F. Will Birth Date: October 12, 1938 DIRECTOR Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
  Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

  OFFICERS

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
  Annual Shareholder Report
  37

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

  Annual Shareholder Report

  38

  Evaluation and Approval of Advisory Contract - May 2009

  Federated International LEADERS Fund (the “Fund”)

  The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

  In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

  During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

  Annual Shareholder Report
  39

  The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons Annual Shareholder Report
  40

  with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

  The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

  For the one-year, three-year and five-year periods covered by the report, the Fund's performance was above the median of the relevant peer group.

  The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

  Annual Shareholder Report
  41

  Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

  The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

  The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

  It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

  The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

  Annual Shareholder Report
  42

  In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

  The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

  Annual Shareholder Report
  43

  Voting Proxies on Fund Portfolio Securities

  A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

  Quarterly Portfolio Schedule

  The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

  Annual Shareholder Report
  44

  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

  This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

  Federated International Leaders Fund
  Federated Investors Funds
  4000 Ericsson Drive
  Warrendale, PA 15086-7561

  Contact us at FederatedInvestors.com
  or call 1-800-341-7400.

  Federated Securities Corp., Distributor

  Cusip 31428U847
  Cusip 31428U839
  Cusip 31428U821

  G02455-03 (1/10)

  Federated is a registered mark of Federated Investors, Inc.
  2010 Federated Investors, Inc.

  Federated International Small-Mid Company Fund

  Established 1996

  A Portfolio of Federated World Investment Series, Inc.

  ANNUAL SHAREHOLDER REPORT

  November 30, 2009

  Class A Shares
  Class B Shares
  Class C Shares

  FINANCIAL HIGHLIGHTS
  SHAREHOLDER EXPENSE EXAMPLE
  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  PORTFOLIO OF INVESTMENTS SUMMARY TABLES
  PORTFOLIO OF INVESTMENTS
  STATEMENT OF ASSETS AND LIABILITIES
  STATEMENT OF OPERATIONS
  STATEMENT OF CHANGES IN NET ASSETS
  NOTES TO FINANCIAL STATEMENTS
  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  BOARD OF DIRECTORS AND CORPORATION OFFICERS
  EVALUATION AND APPROVAL OF ADVISORY CONTRACT
  VOTING PROXIES ON FUND PORTFOLIO SECURITIES
  QUARTERLY PORTFOLIO SCHEDULE

  Financial Highlights - Class A Shares

  (For a Share Outstanding Throughout Each Period)

Year Ended November 30	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$20.27	$53.10	$41.91	$32.72	$26.28
Income From Investment Operations:
Net investment income (loss)	0.03[1]	(0.03)[1]	(0.11)[1]	(0.14)[1]	0.08[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	10.95	(26.58)	11.29	9.50	6.36
TOTAL FROM INVESTMENT OPERATIONS	10.98	(26.61)	11.18	9.36	6.44
Less Distributions:
Distributions from net investment income	—	—	—	(0.17)	—
Distributions from net realized gain on investments and foreign currency transactions	—	(6.22)	—	—	—
TOTAL DISTRIBUTIONS	—	(6.22)	—	(0.17)	—
Redemption Fees	$0.00[2]	$0.00[2]	$0.00[2]	$0.00[2]	—
Regulatory Settlement Proceeds	$0.03[3]	—	$0.01[3]	—	—
Net Asset Value, End of Period	$31.28	$20.27	$53.10	$41.91	$32.72
Total Return[4]	54.32%[3]	(56.62)%	26.70%[3,5]	28.71%	24.51%
Ratios to Average Net Assets:
Net expenses	1.80%	1.82%	1.81%	1.84%	1.88%[6]
Net investment income (loss)	0.14%	(0.08)%	(0.22)%	(0.36)%	0.28%
Expense waiver/reimbursement[7]	0.20%	0.09%	0.00%[8]	0.00%[8]	0.00%[8]
Supplemental Data:
Net assets, end of period (000 omitted)	$243,049	$180,093	$520,998	$341,692	$245,837
Portfolio turnover	125%	55%	56%	70%	79%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the years ended November 30, 2009 and 2007, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.15% and 0.02%, respectively, on the total returns.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	During the year ended November 30, 2007, the Fund was reimbursed by the Adviser, which had an impact of 0.02% on the total return.
6	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 1.88% for the year ended November 30, 2005, after taking into account these expense reductions.
7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
8	Represents less than 0.01%.
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  1

  Financial Highlights - Class B Shares

  (For a Share Outstanding Throughout Each Period)

Year Ended November 30	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$18.23	$48.75	$38.76	$30.34	$24.56
Income From Investment Operations:
Net investment income (loss)	(0.14)[1]	(0.32)[1]	(0.40)[1]	(0.38)[1]	(0.14)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	9.80	(23.98)	10.38	8.80	5.92
TOTAL FROM INVESTMENT OPERATIONS	9.66	(24.30)	9.98	8.42	5.78
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	—	(6.22)	—	—	—
Redemption Fees	$0.00[2]	$0.00[2]	$0.00[2]	$0.00[2]	—
Regulatory Settlement Proceeds	$0.03[3]	—	$0.01[3]	—	—
Net Asset Value, End of Period	$27.92	$18.23	$48.75	$38.76	$30.34
Total Return[4]	53.15%[3]	(56.98)%	25.77%[3,5]	27.75%	23.53%
Ratios to Average Net Assets:
Net expenses	2.60%	2.58%	2.56%	2.59%	2.63%[6]
Net investment income (loss)	(0.65)%	(0.83)%	(0.89)%	(1.09)%	(0.52)%
Expense waiver/reimbursement[7]	0.16%	0.09%	0.00%[8]	0.00%[8]	0.00%[8]
Supplemental Data:
Net assets, end of period (000 omitted)	$20,141	$18,485	$105,868	$128,181	$141,634
Portfolio turnover	125%	55%	56%	70%	79%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the years ended November 30, 2009 and 2007, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.16% and 0.02%, respectively, on the total returns.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	During the year ended November 30, 2007, the Fund was reimbursed by the Adviser, which had an impact of 0.02% on the total return.
6	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 2.63% for the year ended November 30, 2005, after taking into account these expense reductions.
7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
8	Represents less than 0.01%.
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  2

  Financial Highlights - Class C Shares

  (For a Share Outstanding Throughout Each Period)

Year Ended November 30	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$18.22	$48.70	$38.72	$30.31	$24.53
Income From Investment Operations:
Net investment income (loss)	(0.14)[1]	(0.29)[1]	(0.42)[1]	(0.39)[1]	(0.13)[1]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	9.79	(23.97)	10.39	8.80	5.91
TOTAL FROM INVESTMENT OPERATIONS	9.65	(24.26)	9.97	8.41	5.78
Less Distributions:
Distributions from net realized gain on investments and foreign currency transactions	—	(6.22)	—	—	—
Redemption Fees	$0.00[2]	$0.00[2]	$0.00[2]	$0.00[2]	—
Regulatory Settlement Proceeds	$0.03[3]	—	$0.01[3]	—	—
Net Asset Value, End of Period	$27.90	$18.22	$48.70	$38.72	$30.31
Total Return[4]	53.13%[3]	(56.95)%	25.77%[3,5]	27.75%	23.56%[5]
Ratios to Average Net Assets:
Net expenses	2.60%	2.57%	2.55%	2.59%	2.63%[6]
Net investment income (loss)	(0.64)%	(0.83)%	(0.92)%	(1.10)%	(0.49)%
Expense waiver/reimbursement[7]	0.16%	0.09%	0.00%[8]	0.00%[8]	0.00%[8]
Supplemental Data:
Net assets, end of period (000 omitted)	$44,062	$33,250	$85,229	$70,353	$56,292
Portfolio turnover	125%	55%	56%	70%	79%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	During the years ended November 30, 2009 and 2007, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.16% and 0.02%, respectively, on the total returns.
4	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable.
5	During the years ended November 30, 2007 and 2005, the Fund was reimbursed by the Adviser, which had an impact of 0.02% and 0.04%, respectively, on the total returns.
6	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratio is 2.63% for the year ended November 30, 2005, after taking into account these expense reductions.
7	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
8	Represents less than 0.01%.
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  3

  Shareholder Expense Example (unaudited)

  As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments and redemption/exchange fees; and (2) ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2009 to November 30, 2009.

  ACTUAL EXPENSES

  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase or redemption payments, or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

  Annual Shareholder Report
  4

	Beginning Account Value 6/1/2009	Ending Account Value 11/30/2009	Expenses Paid During Period[1]
Actual:
Class A Shares	$1,000	$1,230.00	$10.06
Class B Shares	$1,000	$1,225.10	$14.50
Class C Shares	$1,000	$1,225.30	$14.50
Hypothetical (assuming a 5% return before expenses):
Class A Shares	$1,000	$1,016.04	$9.10
Class B Shares	$1,000	$1,012.03	$13.11
Class C Shares	$1,000	$1,012.03	$13.11
1	Expenses are equal to the Fund's annualized net expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period). The annualized net expense ratios are as follows:
Class A Shares	1.80%
Class B Shares	2.60%
Class C Shares	2.60%
  Annual Shareholder Report
  5

  Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

  Management's Discussion of Fund
  Performance (unaudited)

  The Fund's total return for the fiscal year ended November 30, 2009, was 54.32% for Class A Shares, 53.15% for Class B Shares, and 53.13% for Class C Shares. The total return of the S&P Developed ex-U.S. Small Cap Growth Index (Index)1 was 56.4% for the same period. The Fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Index.

  The following discussion will focus on the performance of the Fund's
  Class A Shares.

  Market Overview

  Economic difficulties in the first half of the 12-month reporting period gave way as “green shoots” began to sprout later in the period. This led to stronger-than-expected second and third quarter earnings as firms benefited from improved outlooks and cost-cutting measures put in place during the second half of 2008 and the beginning of 2009. Additionally, government stimulus programs and accommodative global interest rate policies by the U.S., Japan, China, and the European Union provided a positive impetus for economic activity.

1	The S&P Developed ex-U.S. Small Cap Growth Index was formerly known as S&P/Citigroup EMI Growth World ex-U.S. Index. The S&P Developed ex-U.S. Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. S&P Developed ex-U.S. Small Cap Growth Index represents approximately 3,220 small-cap companies from the developed nations in North America, Europe and Asia Pacific (excluding the United States) that exhibit strong growth characteristics. Investments cannot be made in an index.
  Annual Shareholder Report
  6

  On a regional basis, the S&P Asia Pacific Ex-Japan Small Cap Growth Index2 had the best performance, returning 119.7%. The S&P Europe Small Cap Growth Index3 rose 58.7%, while Japanese small caps posted the lowest return of all countries as the S&P Japan Small Cap Growth Index4 gained 18.1% during the reporting period.

  The U.S. dollar depreciated considerably against major foreign currencies. Over the reporting period, the euro gained 18%, while the Canadian dollar rose 17% against the U.S. dollar. The Japanese yen made smaller gains against the U.S. dollar, appreciating 10%.

  Fund Performance5

  Individual stocks that contributed most significantly to the Fund's performance (all total returns in U.S. dollars) included: Aixtron Ag, a German manufacturer of equipment for the semiconductor industry and one of two major global players whose equipment is used in the manufacturing process of light-emitting diodes, rose 376%; Teck Resources, a Canadian integrated resource group, rose 429%; and Hong Kong Exchanges and Clearing Limited, the Hong Kong stock market operator, gained 133% during the reporting period.

2	The S&P Asia Pacific ex-Japan Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. S&P Asia Pacific Ex-Japan Small Cap Growth Index represents approximately 718 small-cap companies from Australia, Hong Kong, New Zealand, Singapore and South Korea that exhibit strong growth characteristics. Investments cannot be made in an index.
3	The S&P Europe Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. S&P Europe Small Cap Growth Index represents approximately 1,261 small-cap companies from Europe that exhibit strong growth characteristics. Investments cannot be made in an index.
4	The S&P Japan Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. The S&P Japan Small Cap Growth Index represents approximately 892 small-cap companies from Japan that exhibit strong growth characteristics. Investments cannot be made in an index.
5	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. International small company stocks may be less liquid and subject to greater price volatility than international large company stocks.
  Annual Shareholder Report
  7

  The Fund's relative performance was hindered by weak stock selection in Consumer Discretionary, Health Care and Technology.

  Stocks that held back relative performance included: Inspur International, a Chinese information technology distributor, which fell 24.5% during the reporting period; Gildan Activewear, a Canadian company that manufactures and distributes t-shirts and sweatshirts, which fell 57.4%, and Sundrug, a Japanese drug store chain, which was down 46.5%.

  Annual Shareholder Report
  8

  GROWTH OF A $10,000 INVESTMENT - CLASS A SHARES

  The graph below illustrates the hypothetical investment of $10,0001 in Federated International Small-Mid Company Fund (Class A Shares) (the “Fund”) from November 30, 1999 to November 30, 2009 compared to the S&P Developed ex-U.S. Small Cap Growth Index.2

Average Annual Total Returns[3] for the Period Ended 11/30/2009
1 Year	45.83%
5 Years	5.13%
10 Years	0.59%

  Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 5.50%.

1	Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 5.50% ($10,000 investment minus $550 sales charge = $9,450). The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Developed ex-U.S. Small Cap Growth Index has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The S&P Developed ex-U.S. Small Cap Growth Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable sales charges.
  Annual Shareholder Report
  9

  GROWTH OF A $10,000 INVESTMENT - CLASS B SHARES

  The graph below illustrates the hypothetical investment of $10,0001 in Federated International Small-Mid Company Fund (Class B Shares) (the “Fund”) from November 30, 1999 to November 30, 2009 compared to the S&P Developed ex-U.S. Small Cap Growth Index.2

Average Annual Total Returns[3] for the Period Ended 11/30/2009
1 Year	47.65%
5 Years	5.19%
10 Years	0.55%

  Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50%, as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Developed ex-U.S. Small Cap Growth Index has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The S&P Developed ex-U.S. Small Cap Growth Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable contingent deferred sales charges.
  Annual Shareholder Report
  10

  GROWTH OF A $10,000 INVESTMENT - CLASS C SHARES

  The graph below illustrates the hypothetical investment of $10,0001 in Federated International Small-Mid Company Fund (Class C Shares) (the “Fund”) from November 30, 1999 to November 30, 2009 compared to the S&P Developed ex-U.S. Small Cap Growth Index.2

Average Annual Total Returns[3] for the Period Ended 11/30/2009
1 Year	52.13%
5 Years	5.53%
10 Years	0.41%

  Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 1.00%, as applicable.

1	Represents a hypothetical investment of $10,000 in the Fund. A 1.00% contingent deferred sales charge would be applied to any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Developed ex-U.S. Small Cap Growth Index has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The S&P Developed ex-U.S. Small Cap Growth Index is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
3	Total returns quoted reflect all applicable contingent deferred sales charges.
  Annual Shareholder Report
  11

  Portfolio of Investments Summary Tables (unaudited)

  At November 30, 2009, the Fund's portfolio composition1 was as follows:

Country	Percentage of Total Net Assets
United Kingdom	16.6%
Germany	11.8%
Canada	6.9%
Hong Kong	6.3%
China	6.0%
Brazil	5.4%
Korea	4.9%
Netherlands	4.0%
Singapore	3.6%
Spain	3.6%
France	3.5%
Cayman Islands	2.8%
Switzerland	2.5%
Bermuda	2.0%
Italy	1.5%
Norway	1.3%
Israel	1.2%
Austria	1.1%
Finland	1.1%
Russia	1.1%
Ireland	1.0%
Sweden	1.0%
Chile	0.9%
Denmark	0.9%
Gibraltar	0.9%
Luxembourg	0.9%
Thailand	0.9%
Turkey	0.9%
United States	0.9%
Indonesia	0.8%
Japan	0.6%
South Africa	0.4%
Cash Equivalents[2]	1.0%
Other Assets and Liabilities — Net[3]	1.7%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
  Annual Shareholder Report
  12

  At November 30, 2009, the Fund's sector classification composition4 was as follows:
Sector Classification	Percentage of Total Net Assets
Industrials	29.8%
Materials	15.1%
Information Technology	13.0%
Consumer Discretionary	12.6%
Financials	8.3%
Energy	7.5%
Health Care	6.7%
Consumer Staples	2.0%
Telecommunication Services	1.4%
Other Security[5]	0.9%
Cash Equivalents[2]	1.0%
Other Assets and Liabilities — Net[3]	1.7%
TOTAL	100.0%
4	Except for Other Security, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
5	Other Security includes an exchange-traded fund.
  Annual Shareholder Report
  13

  Portfolio of Investments

  November 30, 2009

Shares			Value in U.S. Dollars
		Common StockS – 96.4%
		Automobiles & Components – 1.8%
124,202	[1]	Faurecia	2,638,070
152,770		Leoni AG	3,476,002
		TOTAL	6,114,072
		Banks – 3.8%
386,800		Dah Sing Financial Group	2,309,447
90,257		Deutsche Postbank AG	3,191,930
539,100	[1]	Turkiye Halk Bankasi AS	3,210,951
394,000		Wing Hang Bank Ltd.	4,085,321
		TOTAL	12,797,649
		Capital Goods – 24.5%
63,157		Andritz AG	3,827,779
182,000		Assa Abloy AB, Class B	3,364,250
6,139,000	[1]	China South Locomotive	4,202,312
454,158		Cobham PLC	1,676,354
387,745		Cookson Group PLC	2,484,317
25,918		Faiveley SA	2,053,631
221,374		GEA Group AG	4,674,027
90,021		Gamesa Corporacion Tecnologica SA	1,730,254
143,672		Gildemeister AG	2,287,716
82,100		Hochtief AG	6,491,725
46,442	[1]	Hyundai Engineering & Construction Co.	2,650,223
126,247		Imtech NV	3,258,750
101,200		Ingersoll-Rand PLC, Class A	3,579,444
102,000		JGC Corp.	1,889,947
128,350		Konecranes Oyj	3,729,225
61,260		LG Corp.	3,352,637
124,221		Obrascon Huarte Lain, SA	3,425,053
124,221	[1]	Obrascon Huarte Lain, SA, Rights	242,481
1,749,000	[1]	PT United Tractors	2,775,425
18,275,340	[1]	Rolls-Royce Group PLC	30,065
304,589		Rolls-Royce Group PLC	2,389,629
118,600		SNC-Lavalin Group, Inc.	5,517,586
83,603	[1]	Saft Groupe SA	4,006,849
43,930		Samsung Techwin Co., Ltd	3,565,984
  Annual Shareholder Report
  14

Shares			Value in U.S. Dollars
1,630,000		Sembcorp Marine Ltd.	4,135,696
172,823		Trevi Finanziaria SpA	2,945,212
1,446,200	[1]	Zhuzhou CSR Times Electric Co., Ltd.	2,928,788
		TOTAL	83,215,359
		Commercial & Professional Services – 4.4%
102,543		Adecco SA	5,131,047
256,749		Aggreko PLC	3,124,443
256,712		Capita Group PLC	3,013,520
7,612,000	[1]	China Everbright International Ltd.	3,631,032
		TOTAL	14,900,042
		Consumer Durables & Apparel – 5.4%
2,402,600	[1]	361 Degrees International Ltd.	1,267,133
66,671		Adidas AG	3,821,772
2,739,953	[1]	Anta Sports Products Ltd.	4,097,521
113,100	[1]	Gafisa SA, ADR	3,811,470
126,500	[1]	MRV Engenharia e Participacoes SA	2,741,854
3,434,000		Techtronic Industries Co.	2,752,315
		TOTAL	18,492,065
		Consumer Services – 0.9%
745,576		PartyGaming PLC	3,120,508
		Diversified Financials – 3.1%
209,300	[1]	CETIP SA	1,503,431
459,448		ICAP PLC	3,284,258
179,390		Invesco Ltd.	3,991,428
312,312		Man Group PLC	1,647,271
		TOTAL	10,426,388
		Energy – 7.5%
432,785		Amec PLC	5,672,894
192,400		Banpu Public Co. Ltd.	3,145,437
2,302,000		Ezra Holdings Ltd.	3,453,800
58,050		Fred Olsen Energy ASA	2,246,775
49,916		Fugro NV	2,846,882
65,626		Tecnicas Reunidas SA	3,606,640
244,423	[1]	Wellstream Holdings PLC	2,136,403
465,861		Wood Group (John) PLC	2,372,519
		TOTAL	25,481,350
  Annual Shareholder Report
  15

Shares			Value in U.S. Dollars
		Food, Beverage & Tobacco – 1.1%
193,200	[1]	Wimm-Bill-Dann Foods OJSC, ADR	3,844,680
		Health Care Equipment & Services – 3.4%
9,074	[1]	Biomerieux	1,055,802
91,700	[1]	Diagnosticos da America	2,841,629
28,526	[1]	DiaSorin	1,036,311
662,099	[1]	Shandong Weigao Group Medical Polymer Co., Ltd.	2,365,223
318,118		Smith & Nephew PLC	3,035,277
578,294	[1]	Sorin SpA	1,080,195
		TOTAL	11,414,437
		Household & Personal Products – 0.9%
420,000		Hengan International Group Co. Ltd.	3,014,096
		Materials – 15.1%
65,200		Agrium, Inc.	3,628,812
116,824		Antofagasta Holdings PLC	1,734,338
496,313		Aquarius Platinum Ltd.	2,902,107
240,823		Fibria Celulose SA, ADR	4,219,219
528,800	[1]	First Uranium Corp.	1,227,553
325,000	[1]	HudBay Minerals, Inc.	4,499,005
279,595	[1]	Kazakhmys PLC	5,754,615
1,544,800	[1]	Lee & Man Paper Manufacturing Ltd.	3,934,214
2,932,170		Nine Dragons Paper Holdings Ltd.	5,387,998
34,207		Salzgitter AG	3,280,286
80,100		Sociedad Quimica Y Minera de Chile, ADR	3,026,178
158,000	[1]	Teck Cominco Ltd., Class B	5,462,782
354,900	[1]	Thompson Creek Metals Co., Inc.	4,251,702
47,400		Yara International ASA	2,041,081
		TOTAL	51,349,890
		Media – 1.7%
9,853		Cheil Communications, Inc.	2,543,569
374,406	[1]	Rightmove PLC	3,328,657
		TOTAL	5,872,226
		Pharmaceuticals, Biotechnology & Life Sciences – 3.3%
54,640	[1]	Actelion Ltd.	3,216,631
166,700		H. Lundbeck AS	3,139,768
109,414	[1]	Qiagen NV	2,425,065
74,932		Stada Arzneimittel AG	2,543,699
		TOTAL	11,325,163
  Annual Shareholder Report
  16

Shares			Value in U.S. Dollars
		Real Estate – 1.4%
2,359,000		Ho Bee Investment Ltd.	2,480,882
995,300		Keppel Land Ltd.	2,257,076
		TOTAL	4,737,958
		Retailing – 2.8%
418,092	[1]	ASOS PLC	3,053,871
1,768,830		HMV Group PLC	3,219,852
154,900	[1]	Lojas Renner SA	3,375,064
		TOTAL	9,648,787
		Semiconductors & Semiconductor Equipment – 4.4%
160,348	[1]	ASM Lithography Holding NV	4,957,933
211,900	[1]	Aixtron AG	7,695,071
140,670	[1]	Hynix Semiconductor, Inc.	2,234,620
		TOTAL	14,887,624
		Software & Services – 6.3%
234,318	[1]	Autonomy Corp. PLC	5,522,811
43,870		Cap Gemini SA	2,038,631
375,600	[1]	Giant Interactive Group, Inc., ADR	2,640,468
136,071		Indra Sistemas SA	3,237,731
675,094		Logica PLC	1,311,537
133,465	[1]	NICE-Systems Ltd., ADR	4,045,324
208,481	[1]	Wire Card AG	2,658,164
		TOTAL	21,454,666
		Technology Hardware & Equipment – 2.3%
3,222,230	[1]	Comba Telecom Systems Holdings Ltd.	3,621,727
14,206,500	[1]	Inspur International Ltd.	2,087,773
27,559		Samsung Electro-Mechanics Co.	2,206,367
		TOTAL	7,915,867
		Telecommunication Services – 1.4%
155,013	[1]	Inmarsat Ltd.	1,625,493
39,900	[1]	Millicom International Cellular SA	2,984,520
		TOTAL	4,610,013
		Transportation – 0.9%
1,034,000		China Merchants Holdings International Co. Ltd.	3,211,244
		TOTAL COMMON STOCKS (IDENTIFIED COST $241,504,649)	327,834,084
		Exchange-Traded Fund – 0.9%
77,157		iShares MSCI Emerging Market Index Fund (IDENTIFIED COST $1,877,029)	3,126,402
  Annual Shareholder Report
  17

Shares			Value in U.S. Dollars
		Mutual Fund – 1.0%
3,481,268	[2,3]	Prime Value Obligations Fund, Institutional Shares, 0.22% (AT NET ASSET VALUE)	3,481,268
		TOTAL INVESTMENTS — 98.3% (IDENTIFIED COST $246,862,946)[4]	334,441,754
		OTHER ASSETS AND LIABILITIES - NET — 1.7%[5]	5,665,090
		TOTAL NET ASSETS — 100%	$340,106,844
    At November 30, 2009, the Fund had outstanding foreign exchange contracts as follows:
Settlement Date	Foreign Currency Units to Deliver/ Receive	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contract Purchased:
12/2/2009	526,302 Euro	$788,769	$ 1,500
Contracts Sold:
12/1/2009	336,098,210 Japanese Yen	$3,872,099	$(16,126)
12/1/2009	457,518 Pound Sterling	$752,618	$(45)
12/2/2009	185,110 Pound Sterling	$304,081	$(444)
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS			$(15,115)
    Net Unrealized Depreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities — Net.”
    Note: The categories of investments are shown as a percentage of total net assets at November 30, 2009.
  Annual Shareholder Report
  18

    Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
    Level 1 — quoted prices in active markets for identical securities
    Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
    The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
    The following is a summary of the inputs used, as of November 30, 2009, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity Securities:
International	$67,434,630	$260,399,454	$ —	$327,834,084
Exchange-Traded Fund	3,126,402	—	—	3,126,402
Mutual Fund	3,481,268	—	—	3,481,268
TOTAL SECURITIES	$74,042,300	$260,399,454	$ —	$334,441,754
OTHER FINANCIAL INSTRUMENTS*	$(15,115)	$ —	$ —	$(15,115)
*	Other financial instruments include foreign exchange contracts.
    The following acronym is used throughout this portfolio:
    ADR — American Depositary Receipt
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  19

  Statement of Assets and Liabilities

  November 30, 2009

Assets:
Total investments in securities, at value including $3,481,268 of investments in an affiliated issuer (Note 5) (identified cost $246,862,946)		$334,441,754
Cash denominated in foreign currencies (identified cost $2,526,660)		2,551,603
Income receivable		528,253
Receivable for investments sold		4,945,414
Receivable for shares sold		466,002
Receivable for foreign exchange contracts		1,500
Other assets		269,153
TOTAL ASSETS		343,203,679
Liabilities:
Payable for investments purchased	$2,044,649
Payable for shares redeemed	535,307
Payable for foreign exchange contracts	16,615
Payable for capital gains taxes withheld	176,486
Payable for transfer and dividend disbursing agent fees and expenses	98,459
Payable for Directors'/Trustees' fees	4,664
Payable for distribution services fee (Note 5)	78,988
Payable for shareholder services fee (Note 5)	12,366
Accrued expenses	129,301
TOTAL LIABILITIES		3,096,835
Net assets for 11,116,682 shares outstanding		$340,106,844
Net Assets Consist of:
Paid-in capital		$346,502,739
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		87,660,744
Accumulated net realized loss on investments and foreign currency transactions		(94,056,639)
TOTAL NET ASSETS		$340,106,844
  Annual Shareholder Report
  20

  Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($243,048,992 ÷ 7,769,516 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$31.28
Offering price per share (100/94.50 of $31.28)	$33.10
Redemption proceeds per share (98.00/100 of $31.28)	$30.65
Class B Shares:
Net asset value per share ($20,141,310 ÷ 721,369 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$27.92
Offering price per share	$27.92
Redemption proceeds per share (92.50/100 of $27.92)	$25.83
Class C Shares:
Net asset value per share ($44,062,493 ÷ 1,579,513 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$27.90
Offering price per share	$27.90
Redemption proceeds per share (97.00/100 of $27.90)	$27.06
Institutional Shares:
Net asset value per share ($32,854,049 ÷ 1,046,284 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$31.40
Offering price per share	$31.40
Redemption proceeds per share (98.00/100 of $31.40)	$30.77
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  21

  Statement of Operations

  Year Ended November 30, 2009

Investment Income:
Dividends (including $128,153 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $552,174)		$5,375,612
Interest		23,405
TOTAL INCOME		5,399,017
Expenses:
Investment adviser fee (Note 5)	$3,475,365
Administrative personnel and services fee (Note 5)	270,000
Custodian fees	87,003
Transfer and dividend disbursing agent fees and expenses	716,193
Directors'/Trustees' fees	10,038
Auditing fees	29,700
Legal fees	7,495
Portfolio accounting fees	74,909
Distribution services fee — Class A Shares (Note 5)	499,014
Distribution services fee — Class B Shares (Note 5)	134,726
Distribution services fee — Class C Shares (Note 5)	272,205
Shareholder services fee — Class B Shares (Note 5)	44,909
Shareholder services fee — Class C Shares (Note 5)	90,238
Account administration fee — Class C Shares	477
Share registration costs	71,909
Printing and postage	73,857
Insurance premiums	3,921
Taxes	41,900
Miscellaneous	12,593
TOTAL EXPENSES	5,916,452
  Annual Shareholder Report
  22

  Statement of Operations — continued
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(381,866)
Waiver of administrative personnel and services fee	(52,218)
Waiver of distribution services fee — Class A Shares	(84,871)
TOTAL WAIVERS AND REIMBURSEMENT		$(518,955)
Net expenses			$5,397,497
Net investment income			1,520
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (including foreign taxes withheld of $275,613)			(12,502,175)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			133,688,901
Net realized and unrealized gain on investments and foreign currency transactions			121,186,726
Change in net assets resulting from operations			$121,188,246
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  23

  Statement of Changes in Net Assets

Year Ended November 30	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,520	$(1,282,925)
Net realized loss on investments and foreign currency transactions	(12,502,175)	(85,245,918)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	133,688,901	(277,722,228)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	121,188,246	(364,251,071)
Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	—	(61,572,177)
Class B Shares	—	(12,923,413)
Class C Shares	—	(10,988,062)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	—	(85,483,652)
Share Transactions:
Proceeds from sale of shares	53,106,440	192,678,040
Net asset value of shares issued to shareholders in payment of distributions declared	—	70,233,622
Cost of shares redeemed	(86,426,404)	(273,459,252)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(33,319,964)	(10,547,590)
Regulatory Settlement Proceeds:
Net increase from regulatory settlement (Note 10)	351,700	—
Redemption Fees	42,010	31,811
Change in net assets	88,261,992	(460,250,502)
Net Assets:
Beginning of period	251,844,852	712,095,354
End of period (including undistributed (distributions in excess of) net investment income of $0 and $(64,199), respectively)	$340,106,844	$251,844,852
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  24

  Notes to Financial Statements

  November 30, 2009

  1. ORGANIZATION

  Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Small-Mid Company Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Institutional Shares are presented separately. The investment objective of the Fund is to provide long-term growth of capital.

  2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

  Investment Valuation

  In calculating its net asset value (NAV), the Fund generally values investments as follows:

    Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
    Shares of other mutual funds are valued based upon their reported NAVs.
    Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the “Directors”).
    Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
    Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
    Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.

  If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

  Fair Valuation and Significant Events Procedures

  The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and Annual Shareholder Report
  25

  type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

  The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

    With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
    With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
    Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
    Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

  The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

  Repurchase Agreements

  It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

  Annual Shareholder Report
  26

  With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

  The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

  Investment Income, Gains and Losses, Expenses and Distributions

  Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  Premium and Discount Amortization/Paydown Gains and Losses

  All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

  Federal Taxes

  It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.

  The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

  Annual Shareholder Report
  27

  Other Taxes

  As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

  When-Issued and Delayed Delivery Transactions

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

  Foreign Exchange Contracts

  The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

  Foreign exchange contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

  Foreign Currency Translation

  The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Annual Shareholder Report
  28

  Restricted Securities

  The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

  Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Receivable for foreign exchange contracts	$1,500	Payable for foreign exchange contracts	$16,615

  The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2009

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$(11,084)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$(8,310)
  Annual Shareholder Report
  29

  Other

  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  3. CAPITAL STOCK

  The following tables summarize capital stock activity:

Year Ended November 30	2009		2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,605,150	$38,837,377	2,960,281	$119,498,935
Shares issued to shareholders in payment of distributions declared	—	—	1,116,777	50,936,193
Shares redeemed	(2,721,746)	(63,673,163)	(5,002,609)	(190,670,299)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,116,596)	$(24,835,786)	(925,551)	$(20,235,171)
Year Ended November 30	2009		2008
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	107,033	$2,406,100	108,935	$4,162,362
Shares issued to shareholders in payment of distributions declared	—	—	273,758	11,314,412
Shares redeemed	(399,405)	(8,276,321)	(1,540,785)	(56,142,536)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(292,372)	$(5,870,221)	(1,158,092)	$(40,665,762)
Year Ended November 30	2009		2008
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	213,479	$4,701,611	473,148	$16,361,774
Shares issued to shareholders in payment of distributions declared	—	—	193,340	7,983,017
Shares redeemed	(459,052)	(9,488,268)	(591,660)	(18,871,486)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(245,573)	$(4,786,657)	74,828	$5,473,305
  Annual Shareholder Report
  30

	Year Ended 11/30/2009		Period Ended 11/30/2008[1]
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	281,278	$7,161,352	1,220,240	$52,654,969
Shares redeemed	(220,940)	(4,988,652)	(234,294)	(7,774,931)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	60,338	$2,172,700	985,946	$44,880,038
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(1,594,203)	$(33,319,964)	(1,022,869)	$(10,547,590)
1	Reflects operations for the period from March 31, 2008 (date of initial investment) to November 30, 2008.

  Redemption Fees

  The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. For the year ended November 30, 2009, the redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares amounted to $30,064, $2,920, $5,535 and $3,491, respectively. For the year ended November 30, 2008, the redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares amounted to $23,109, $3,216, $3,978 and $1,508, respectively.

  4. FEDERAL TAX INFORMATION

  The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, reclass of capital gains taxes, reclassification for regulatory settlement proceeds and net operating losses.

  For the year ended November 30, 2009, permanent differences identified and reclassified among the components of net assets were as follows:

Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,863,369)	$62,679	$1,800,690

  Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

  Annual Shareholder Report
  31

  The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2009 and 2008, was as follows:
	2009	2008
Ordinary income[1]	$ —	$11,895,943
Long-term capital gains	$ —	$73,587,709
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

  As of November 30, 2009, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$87,470,058
Capital loss carryforwards	$(93,865,953)

  The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

  At November 30, 2009, the cost of investments for federal tax purposes was 246,877,146. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates and outstanding foreign exchange contracts was $87,564,608. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $97,433,865 and net unrealized depreciation from investments for those securities having an excess of cost over value of $9,869,257.

  At November 30, 2009, the Fund had a capital loss carryforward of $93,865,953 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$83,411,424
2017	$10,454,529

  5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  Investment Adviser Fee

  Federated Global Investment Management Corp. is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.25% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2009, the Adviser voluntarily waived $371,826 of its fee.

  Annual Shareholder Report
  32

  Administrative Fee

  Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended
  November 30, 2009, the net fee paid to FAS was 0.078% of average daily net assets of the Fund. FAS waived $52,218 of its fee.

  Distribution Services Fee

  The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%

  Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2009, FSC voluntarily waived $84,871 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2009, FSC did not retain any fees paid by the Fund.

  Sales Charges

  Front-end sales charges and contingent deferred sales charges do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2009, FSC retained $9,866 in sales charges from the sale of Class A Shares.

  Annual Shareholder Report
  33

  Shareholder Services Fee

  The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended November 30, 2009, FSSC did not receive any fees paid by the Fund. For the year ended November 30, 2009, the Fund's Class A Shares did not incur a shareholder services fee.

  Expense Limitation

  The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.80%, 2.60%, 2.60% and 1.60%, respectively, through the later of (the “Termination Date”): (a) January 31, 2011; or (b) the date of the Fund's next effective prospectus. While the Adviser and its affiliates currently do not anticipate terminating these arrangements prior to the Termination Date, these arrangements may only be terminated prior to the Termination Date with the agreement of the Directors.

  General

  Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

  Transactions with Affiliated Companies

  Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2009, the Adviser reimbursed $10,040. Transactions with the affiliated company during the year ended November 30, 2009 were as follows:

Affiliate	Balance of Shares Held 11/30/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2009	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	25,251,267	218,209,772	239,979,771	3,481,268	$3,481,268	$128,153

  6. Investment TRANSACTIONS

  Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended November 30, 2009, were as follows:

Purchases	$334,395,771
Sales	$358,936,327
  Annual Shareholder Report
  34

  7. CONCENTRATION OF RISK

  The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

  The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

  8. LINE OF CREDIT

  The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.00% over the higher of the Federal Funds Rate or the London Interbank Offered Rate. As of November 30, 2009, there were no outstanding loans. During the year ended November 30, 2009, the Fund did not utilize the LOC.

  9. INTERFUND LENDING

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2009, there were no outstanding loans. During the year ended November 30, 2009, the program was not utilized.

  10. REGULATORY SETTLEMENT PROCEEDS

  The Fund received $351,700 in settlement of administrative proceedings against other unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

  11. Legal Proceedings

  Since October 2003, Federated Investors, Inc. and related entities (collectively, Federated) and various Federated funds (Federated Funds) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (NYAG), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other Annual Shareholder Report
  35

  things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

  12. Subsequent events

  Management has evaluated subsequent events through January 22, 2010, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

  Annual Shareholder Report
  36

  Report of Independent Registered Public Accounting Firm

  TO THE BOARD OF DIRECTORS OF Federated World Investment series, inc. AND SHAREHOLDERS OF federated INTERNATIONAL small-mid company fund:

  We have audited the accompanying statement of assets and liabilities of Federated International Small-Mid Company Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Small-Mid Company Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

  Boston, Massachusetts
  January 22, 2010

  Annual Shareholder Report
  37

  Board of Directors and Corporation Officers

  The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Corporation comprised three portfolio(s), and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

  Interested DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
  Annual Shareholder Report

  38

  INDEPENDENT DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Nicholas P. Constantakis Birth Date: September 3, 1939 DIRECTOR Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.
  Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
John F. Cunningham Birth Date: March 5, 1943 DIRECTOR Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
  Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Maureen Lally-Green Birth Date: July 5, 1949 DIRECTOR Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
  Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
  Annual Shareholder Report
  39

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 DIRECTOR Began serving: January 1994	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
  Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
R. James Nicholson Birth Date: February 4, 1938 DIRECTOR Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
  Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O'Neill Birth Date: June 14, 1951 DIRECTOR Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
  Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
  Annual Shareholder Report
  40

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
James F. Will Birth Date: October 12, 1938 DIRECTOR Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
  Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

  OFFICERS

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
  Annual Shareholder Report
  41

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: August 2002	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

  Annual Shareholder Report

  42

  Evaluation and Approval of Advisory Contract - May 2009

  Federated International Small-Mid Company Fund (the “Fund”)

  The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

  In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

  During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

  Annual Shareholder Report
  43

  The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons Annual Shareholder Report
  44

  with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

  The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

  The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

  The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or Annual Shareholder Report
  45

  reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

  Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

  The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

  The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

  It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

  The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these Annual Shareholder Report
  46

  circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

  In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

  The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

  Annual Shareholder Report
  47

  Voting Proxies on Fund Portfolio Securities

  A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

  Quarterly Portfolio Schedule

  The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

  Annual Shareholder Report
  48

  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

  This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

  Federated International Small-Mid Company Fund
  Federated Investors Funds
  4000 Ericsson Drive
  Warrendale, PA 15086-7561

  Contact us at FederatedInvestors.com
  or call 1-800-341-7400.

  Federated Securities Corp., Distributor

  Cusip 31428U748
  Cusip 31428U730
  Cusip 31428U722

  G01968-01 (1/10)

  Federated is a registered mark of Federated Investors, Inc.
  2010 Federated Investors, Inc.

  Federated International Small-Mid Company Fund

  A Portfolio of Federated World Investment Series, Inc.

  ANNUAL SHAREHOLDER REPORT

  November 30, 2009

  Institutional Shares

  FINANCIAL HIGHLIGHTS
  SHAREHOLDER EXPENSE EXAMPLE
  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
  PORTFOLIO OF INVESTMENTS SUMMARY TABLES
  PORTFOLIO OF INVESTMENTS
  STATEMENT OF ASSETS AND LIABILITIES
  STATEMENT OF OPERATIONS
  STATEMENT OF CHANGES IN NET ASSETS
  NOTES TO FINANCIAL STATEMENTS
  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  BOARD OF DIRECTORS AND CORPORATION OFFICERS

  EVALUATION AND APPROVAL OF ADVISORY CONTRACT
  VOTING PROXIES ON FUND PORTFOLIO SECURITIES
  QUARTERLY PORTFOLIO SCHEDULE

  Financial Highlights - Institutional Shares

  (For a Share Outstanding Throughout Each Period)

	Year Ended 11/30/2009	Period Ended 11/30/2008[1]
Net Asset Value, Beginning of Period	$20.30	$41.46
Income From Investment Operations:
Net investment income	0.08[2]	0.05[2]
Net realized and unrealized gain (loss) on investments and foreign currency transactions	10.99	(21.21)
TOTAL FROM INVESTMENT OPERATIONS	11.07	(21.16)
Redemption Fees	$0.00[3]	$0.00[3]
Regulatory Settlement Proceeds	$0.03[4]	—
Net Asset Value, End of Period	$31.40	$20.30
Total Return[5]	54.68%[4]	(51.04)%
Ratios to Average Net Assets:
Net expenses	1.60%	1.55%[6]
Net investment income	0.31%	0.18%[6]
Expense waiver/reimbursement[7]	0.16%	0.09%[6]
Supplemental Data:
Net assets, end of period (000 omitted)	$32,854	$20,018
Portfolio turnover	125%	55%[8]
1	Reflects operations for the period from March 31, 2008 (date of initial investment) to November 30, 2008.
2	Per share numbers have been calculated using the average shares method.
3	Represents less than $0.01.
4	During the year ended November 30, 2009, the Fund received a regulatory settlement from an unaffiliated third party, which had an impact of 0.15% on the total return.
5	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
6	Computed on an annualized basis.
7	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.
8	Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended November 30, 2008.
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  1

  Shareholder Expense Example (unaudited)

  As a shareholder of the Fund, you incur ongoing costs, including management fees and to the extent applicable, distribution (12b-1) fees and/or shareholder services fees and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2009 to November 30, 2009.

  ACTUAL EXPENSES

  The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

  The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are required to be provided to enable you to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

  Annual Shareholder Report
  2

  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	Beginning Account Value 6/1/2009	Ending Account Value 11/30/2009	Expenses Paid During Period[1]
Actual	$1,000	$1,231.40	$8.95
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,017.05	$8.09
1	Expenses are equal to the Fund's annualized net expense ratio of 1.60%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half-year period).
  Annual Shareholder Report
  3

  Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400.

  Management's Discussion of Fund
  Performance (unaudited)

  The Fund's total return for the fiscal year ended November 30, 2009, was 54.7% for the Fund's Institutional Shares. The total return of the S&P Developed ex-U.S. Small Cap Growth Index (Index)1 was 56.4% for the same period. The Fund's total return for the fiscal year reflected actual cash flows, transaction costs and other expenses which were not reflected in the total return of the Index.

  Market Overview

  Economic difficulties in the first half of the 12-month reporting period gave way as “green shoots” began to sprout later in the period. This led to stronger-than-expected second and third quarter earnings as firms benefited from improved outlooks and cost-cutting measures put in place during the second half of 2008 and the beginning of 2009. Additionally, government stimulus programs and accommodative global interest rate policies by the U.S., Japan, China, and the European Union provided a positive impetus for economic activity.

1	The S&P Developed ex-U.S. Small Cap Growth Index was formerly known as S&P/Citigroup EMI Growth World ex-U.S. Index. The S&P Developed ex-U.S. Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. S&P Developed ex-U.S. Small Cap Growth Index represents approximately 3,220 small-cap companies from the developed nations in North America, Europe and Asia Pacific (excluding the United States) that exhibit strong growth characteristics. Investments cannot be made in an index.
  Annual Shareholder Report
  4

  On a regional basis, the S&P Asia Pacific Ex-Japan Small Cap Growth Index2 had the best performance, returning 119.7%. The S&P Europe Small Cap Growth Index3 rose 58.7%, while Japanese small caps posted the lowest return of all countries as the S&P Japan Small Cap Growth Index4 gained 18.1% during the reporting period.

  The U.S. dollar depreciated considerably against major foreign currencies. Over the reporting period, the euro gained 18%, while the Canadian dollar rose 17% against the U.S. dollar. The Japanese yen made smaller gains against the U.S. dollar, appreciating 10%.

  Fund Performance

  Positive relative performance came from strong stock selection in Financials, Industrials, and Materials. From a regional perspective,5 the Fund benefited from its relative overweight in Germany, Hong Kong and Canada. While the Fund maintained an underweight exposure in Japan relative to the benchmark, it was not enough to protect the fund from one of the weaker global market performers, Japanese small companies. The Fund's relative underweight in Australia also hindered its performance as Australian small caps posted one of the best performances during this review period.

2	The S&P Asia Pacific ex-Japan Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. S&P Asia Pacific Ex-Japan Small Cap Growth Index represents approximately 718 small-cap companies from Australia, Hong Kong, New Zealand, Singapore and South Korea that exhibit strong growth characteristics. Investments cannot be made in an index.
3	The S&P Europe Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S. $50 million in all included countries. S&P Europe Small Cap Growth Index represents approximately 1,261 small-cap companies from Europe that exhibit strong growth characteristics. Investments cannot be made in an index.
4	The S&P Japan Small Cap Growth Index is a subset of the S&P Developed Broad Market Index (BMI). The Small Cap Index covers the lowest 15% of all publicly listed equities in the BMI within a given country with float-adjusted market values of U.S. $100 million or more and annual dollar value traded of at least U.S.$50 million in all included countries. The S&P Japan Small Cap Growth Index represents approximately 892 small-cap companies from Japan that exhibit strong growth characteristics. Investments cannot be made in an index.
5	International investing involves special risks including currency risk, increased volatility of foreign securities, political risks and differences in auditing and other financial standards. International small company stocks may be less liquid and subject to greater price volatility than international large company stocks.
  Annual Shareholder Report
  5

  Individual stocks that contributed most significantly to the Fund's performance (all total returns in U.S. dollars) included: Aixtron Ag, a German manufacturer of equipment for the semiconductor industry and one of two major global players whose equipment is used in the manufacturing process of light-emitting diodes, rose 376%; Teck Resources, a Canadian integrated resource group, rose 429%; and Hong Kong Exchanges and Clearing Limited, the Hong Kong stock market operator, gained 133% during the reporting period.

  The Fund's relative performance was hindered by weak stock selection in Consumer Discretionary, Health Care and Technology.

  Stocks that held back relative performance included: Inspur International, a Chinese information technology distributor, which fell 24.5% during the reporting period; Gildan Activewear, a Canadian company that manufactures and distributes t-shirts and sweatshirts, which fell 57.4%, and Sundrug, a Japanese drug store chain, which was down 46.5%.

  Annual Shareholder Report
  6

  GROWTH OF A $10,000 INVESTMENT - Institutional shares

  The Fund's Institutional Shares commenced operations on March 31, 2008. The Fund offers three other classes of shares: Class A Shares, Class B Shares and Class C Shares. For the period prior to commencement of operations of the Institutional Shares, the performance information shown is for the Fund's Class A Shares. The performance of the Class A Shares has not been adjusted to reflect the expenses of Institutional Shares, since the Institutional Shares have a lower expense ratio than the expense ratio of the Class A Shares. The performance of the Class A Shares has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund expenses related to the Class A Shares that may have occurred during the period prior to commencement of operations of the Institutional Shares. The graph below illustrates the hypothetical investment of $10,0001 in Federated International Small-Mid Company Fund (Institutional Shares) (the “Fund”) from November 30, 1999 to November 30, 2009, compared to the S&P Developed ex-U.S. Small Cap Growth Index.2

Average Annual Total Returns for the Period Ended 11/30/2009
1 Year	54.68%
5 Years	6.41%
10 Years	1.20%
1	Represents a hypothetical investment of $10,000 in the Fund. The Fund's performance assumes the reinvestment of all dividends and distributions. The S&P Developed ex-U.S. Small Cap Growth Index has been adjusted to reflect reinvestment of dividends on securities in the index.
2	The S&P Developed ex-U.S. Small Cap Growth Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
  Annual Shareholder Report
  7

  Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month-end performance and after-tax returns, visit FederatedInvestors.com or call 1-800-341-7400. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured.

  Annual Shareholder Report

  8

  Portfolio of Investments Summary Tables (unaudited)

  At November 30, 2009, the Fund's portfolio composition1 was as follows:

Country	Percentage of Total Net Assets
United Kingdom	16.6%
Germany	11.8%
Canada	6.9%
Hong Kong	6.3%
China	6.0%
Brazil	5.4%
Korea	4.9%
Netherlands	4.0%
Singapore	3.6%
Spain	3.6%
France	3.5%
Cayman Islands	2.8%
Switzerland	2.5%
Bermuda	2.0%
Italy	1.5%
Norway	1.3%
Israel	1.2%
Austria	1.1%
Finland	1.1%
Russia	1.1%
Ireland	1.0%
Sweden	1.0%
Chile	0.9%
Denmark	0.9%
Gibraltar	0.9%
Luxembourg	0.9%
Thailand	0.9%
Turkey	0.9%
United States	0.9%
Indonesia	0.8%
Japan	0.6%
South Africa	0.4%
Cash Equivalents[2]	1.0%
Other Assets and Liabilities — Net[3]	1.7%
TOTAL	100.0%
1	Country allocations are based primarily on the country in which a company is incorporated. However, the Fund's Adviser may allocate a company to a country based on other factors such as location of the company's principal office, the location of the principal trading market for the company's securities or the country where a majority of the company's revenues are derived.
2	Cash Equivalents include any investments in money market mutual funds and/or overnight repurchase agreements.
3	Assets, other than investments in securities, less liabilities. See Statement of Assets and Liabilities.
  Annual Shareholder Report
  9

  At November 30, 2009, the Fund's sector classification composition4 was as follows:
Sector Classification	Percentage of Total Net Assets
Industrials	29.8%
Materials	15.1%
Information Technology	13.0%
Consumer Discretionary	12.6%
Financials	8.3%
Energy	7.5%
Health Care	6.7%
Consumer Staples	2.0%
Telecommunication Services	1.4%
Other Security[5]	0.9%
Cash Equivalents[2]	1.0%
Other Assets and Liabilities — Net[3]	1.7%
TOTAL	100.0%
4	Except for Other Security, Cash Equivalents and Other Assets and Liabilities, sector classifications are based upon, and individual securities assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the Adviser assigns a classification to securities not classified by the GICS and to securities for which the Adviser does not have access to the classification made by the GICS.
5	Other Security includes an exchange-traded fund.
  Annual Shareholder Report
  10

  Portfolio of Investments

  November 30, 2009

Shares			Value in U.S. Dollars
		Common StockS – 96.4%
		Automobiles & Components – 1.8%
124,202	[1]	Faurecia	2,638,070
152,770		Leoni AG	3,476,002
		TOTAL	6,114,072
		Banks – 3.8%
386,800		Dah Sing Financial Group	2,309,447
90,257		Deutsche Postbank AG	3,191,930
539,100	[1]	Turkiye Halk Bankasi AS	3,210,951
394,000		Wing Hang Bank Ltd.	4,085,321
		TOTAL	12,797,649
		Capital Goods – 24.5%
63,157		Andritz AG	3,827,779
182,000		Assa Abloy AB, Class B	3,364,250
6,139,000	[1]	China South Locomotive	4,202,312
454,158		Cobham PLC	1,676,354
387,745		Cookson Group PLC	2,484,317
25,918		Faiveley SA	2,053,631
221,374		GEA Group AG	4,674,027
90,021		Gamesa Corporacion Tecnologica SA	1,730,254
143,672		Gildemeister AG	2,287,716
82,100		Hochtief AG	6,491,725
46,442	[1]	Hyundai Engineering & Construction Co.	2,650,223
126,247		Imtech NV	3,258,750
101,200		Ingersoll-Rand PLC, Class A	3,579,444
102,000		JGC Corp.	1,889,947
128,350		Konecranes Oyj	3,729,225
61,260		LG Corp.	3,352,637
124,221		Obrascon Huarte Lain, SA	3,425,053
124,221	[1]	Obrascon Huarte Lain, SA, Rights	242,481
1,749,000	[1]	PT United Tractors	2,775,425
18,275,340	[1]	Rolls-Royce Group PLC	30,065
304,589		Rolls-Royce Group PLC	2,389,629
118,600		SNC-Lavalin Group, Inc.	5,517,586
83,603	[1]	Saft Groupe SA	4,006,849
43,930		Samsung Techwin Co., Ltd	3,565,984
  Annual Shareholder Report
  11

Shares			Value in U.S. Dollars
1,630,000		Sembcorp Marine Ltd.	4,135,696
172,823		Trevi Finanziaria SpA	2,945,212
1,446,200	[1]	Zhuzhou CSR Times Electric Co., Ltd.	2,928,788
		TOTAL	83,215,359
		Commercial & Professional Services – 4.4%
102,543		Adecco SA	5,131,047
256,749		Aggreko PLC	3,124,443
256,712		Capita Group PLC	3,013,520
7,612,000	[1]	China Everbright International Ltd.	3,631,032
		TOTAL	14,900,042
		Consumer Durables & Apparel – 5.4%
2,402,600	[1]	361 Degrees International Ltd.	1,267,133
66,671		Adidas AG	3,821,772
2,739,953	[1]	Anta Sports Products Ltd.	4,097,521
113,100	[1]	Gafisa SA, ADR	3,811,470
126,500	[1]	MRV Engenharia e Participacoes SA	2,741,854
3,434,000		Techtronic Industries Co.	2,752,315
		TOTAL	18,492,065
		Consumer Services – 0.9%
745,576		PartyGaming PLC	3,120,508
		Diversified Financials – 3.1%
209,300	[1]	CETIP SA	1,503,431
459,448		ICAP PLC	3,284,258
179,390		Invesco Ltd.	3,991,428
312,312		Man Group PLC	1,647,271
		TOTAL	10,426,388
		Energy – 7.5%
432,785		Amec PLC	5,672,894
192,400		Banpu Public Co. Ltd.	3,145,437
2,302,000		Ezra Holdings Ltd.	3,453,800
58,050		Fred Olsen Energy ASA	2,246,775
49,916		Fugro NV	2,846,882
65,626		Tecnicas Reunidas SA	3,606,640
244,423	[1]	Wellstream Holdings PLC	2,136,403
465,861		Wood Group (John) PLC	2,372,519
		TOTAL	25,481,350
  Annual Shareholder Report
  12

Shares			Value in U.S. Dollars
		Food, Beverage & Tobacco – 1.1%
193,200	[1]	Wimm-Bill-Dann Foods OJSC, ADR	3,844,680
		Health Care Equipment & Services – 3.4%
9,074	[1]	Biomerieux	1,055,802
91,700	[1]	Diagnosticos da America	2,841,629
28,526	[1]	DiaSorin	1,036,311
662,099	[1]	Shandong Weigao Group Medical Polymer Co., Ltd.	2,365,223
318,118		Smith & Nephew PLC	3,035,277
578,294	[1]	Sorin SpA	1,080,195
		TOTAL	11,414,437
		Household & Personal Products – 0.9%
420,000		Hengan International Group Co. Ltd.	3,014,096
		Materials – 15.1%
65,200		Agrium, Inc.	3,628,812
116,824		Antofagasta Holdings PLC	1,734,338
496,313		Aquarius Platinum Ltd.	2,902,107
240,823		Fibria Celulose SA, ADR	4,219,219
528,800	[1]	First Uranium Corp.	1,227,553
325,000	[1]	HudBay Minerals, Inc.	4,499,005
279,595	[1]	Kazakhmys PLC	5,754,615
1,544,800	[1]	Lee & Man Paper Manufacturing Ltd.	3,934,214
2,932,170		Nine Dragons Paper Holdings Ltd.	5,387,998
34,207		Salzgitter AG	3,280,286
80,100		Sociedad Quimica Y Minera de Chile, ADR	3,026,178
158,000	[1]	Teck Cominco Ltd., Class B	5,462,782
354,900	[1]	Thompson Creek Metals Co., Inc.	4,251,702
47,400		Yara International ASA	2,041,081
		TOTAL	51,349,890
		Media – 1.7%
9,853		Cheil Communications, Inc.	2,543,569
374,406	[1]	Rightmove PLC	3,328,657
		TOTAL	5,872,226
		Pharmaceuticals, Biotechnology & Life Sciences – 3.3%
54,640	[1]	Actelion Ltd.	3,216,631
166,700		H. Lundbeck AS	3,139,768
109,414	[1]	Qiagen NV	2,425,065
74,932		Stada Arzneimittel AG	2,543,699
		TOTAL	11,325,163
  Annual Shareholder Report
  13

Shares			Value in U.S. Dollars
		Real Estate – 1.4%
2,359,000		Ho Bee Investment Ltd.	2,480,882
995,300		Keppel Land Ltd.	2,257,076
		TOTAL	4,737,958
		Retailing – 2.8%
418,092	[1]	ASOS PLC	3,053,871
1,768,830		HMV Group PLC	3,219,852
154,900	[1]	Lojas Renner SA	3,375,064
		TOTAL	9,648,787
		Semiconductors & Semiconductor Equipment – 4.4%
160,348	[1]	ASM Lithography Holding NV	4,957,933
211,900	[1]	Aixtron AG	7,695,071
140,670	[1]	Hynix Semiconductor, Inc.	2,234,620
		TOTAL	14,887,624
		Software & Services – 6.3%
234,318	[1]	Autonomy Corp. PLC	5,522,811
43,870		Cap Gemini SA	2,038,631
375,600	[1]	Giant Interactive Group, Inc., ADR	2,640,468
136,071		Indra Sistemas SA	3,237,731
675,094		Logica PLC	1,311,537
133,465	[1]	NICE-Systems Ltd., ADR	4,045,324
208,481	[1]	Wire Card AG	2,658,164
		TOTAL	21,454,666
		Technology Hardware & Equipment – 2.3%
3,222,230	[1]	Comba Telecom Systems Holdings Ltd.	3,621,727
14,206,500	[1]	Inspur International Ltd.	2,087,773
27,559		Samsung Electro-Mechanics Co.	2,206,367
		TOTAL	7,915,867
		Telecommunication Services – 1.4%
155,013	[1]	Inmarsat Ltd.	1,625,493
39,900	[1]	Millicom International Cellular SA	2,984,520
		TOTAL	4,610,013
		Transportation – 0.9%
1,034,000		China Merchants Holdings International Co. Ltd.	3,211,244
		TOTAL COMMON STOCKS (IDENTIFIED COST $241,504,649)	327,834,084
		Exchange-Traded Fund – 0.9%
77,157		iShares MSCI Emerging Market Index Fund (IDENTIFIED COST $1,877,029)	3,126,402
  Annual Shareholder Report
  14

Shares			Value in U.S. Dollars
		Mutual Fund – 1.0%
3,481,268	[2,3]	Prime Value Obligations Fund, Institutional Shares, 0.22% (AT NET ASSET VALUE)	3,481,268
		TOTAL INVESTMENTS — 98.3% (IDENTIFIED COST $246,862,946)[4]	334,441,754
		OTHER ASSETS AND LIABILITIES - NET — 1.7%[5]	5,665,090
		TOTAL NET ASSETS — 100%	$340,106,844
    At November 30, 2009, the Fund had outstanding foreign exchange contracts as follows:
Settlement Date	Foreign Currency Units to Deliver/ Receive	In Exchange For	Unrealized Appreciation/ (Depreciation)
Contract Purchased:
12/2/2009	526,302 Euro	$788,769	$ 1,500
Contracts Sold:
12/1/2009	336,098,210 Japanese Yen	$3,872,099	$(16,126)
12/1/2009	457,518 Pound Sterling	$752,618	$(45)
12/2/2009	185,110 Pound Sterling	$304,081	$(444)
NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS			$(15,115)
    Net Unrealized Depreciation on Foreign Exchange Contracts is included in “Other Assets and Liabilities — Net.”
    Note: The categories of investments are shown as a percentage of total net assets at November 30, 2009.
  Annual Shareholder Report
  15

    Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
    Level 1 — quoted prices in active markets for identical securities
    Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
    Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
    The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
    The following is a summary of the inputs used, as of November 30, 2009, in valuing the Fund's assets carried at fair value:
Valuation Inputs
	Level 1 - Quoted Prices and Investments in Mutual Funds	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Equity Securities:
International	$67,434,630	$260,399,454	$ —	$327,834,084
Exchange-Traded Fund	3,126,402	—	—	3,126,402
Mutual Fund	3,481,268	—	—	3,481,268
TOTAL SECURITIES	$74,042,300	$260,399,454	$ —	$334,441,754
OTHER FINANCIAL INSTRUMENTS*	$(15,115)	$ —	$ —	$(15,115)
*	Other financial instruments include foreign exchange contracts.
    The following acronym is used throughout this portfolio:
    ADR — American Depositary Receipt
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  16

  Statement of Assets and Liabilities

  November 30, 2009

Assets:
Total investments in securities, at value including $3,481,268 of investments in an affiliated issuer (Note 5) (identified cost $246,862,946)		$334,441,754
Cash denominated in foreign currencies (identified cost $2,526,660)		2,551,603
Income receivable		528,253
Receivable for investments sold		4,945,414
Receivable for shares sold		466,002
Receivable for foreign exchange contracts		1,500
Other assets		269,153
TOTAL ASSETS		343,203,679
Liabilities:
Payable for investments purchased	$2,044,649
Payable for shares redeemed	535,307
Payable for foreign exchange contracts	16,615
Payable for capital gains taxes withheld	176,486
Payable for transfer and dividend disbursing agent fees and expenses	98,459
Payable for Directors'/Trustees' fees	4,664
Payable for distribution services fee (Note 5)	78,988
Payable for shareholder services fee (Note 5)	12,366
Accrued expenses	129,301
TOTAL LIABILITIES		3,096,835
Net assets for 11,116,682 shares outstanding		$340,106,844
Net Assets Consist of:
Paid-in capital		$346,502,739
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		87,660,744
Accumulated net realized loss on investments and foreign currency transactions		(94,056,639)
TOTAL NET ASSETS		$340,106,844
  Annual Shareholder Report
  17

  Statement of Assets and Liabilities — continued
Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($243,048,992 ÷ 7,769,516 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$31.28
Offering price per share (100/94.50 of $31.28)	$33.10
Redemption proceeds per share (98.00/100 of $31.28)	$30.65
Class B Shares:
Net asset value per share ($20,141,310 ÷ 721,369 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$27.92
Offering price per share	$27.92
Redemption proceeds per share (92.50/100 of $27.92)	$25.83
Class C Shares:
Net asset value per share ($44,062,493 ÷ 1,579,513 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$27.90
Offering price per share	$27.90
Redemption proceeds per share (97.00/100 of $27.90)	$27.06
Institutional Shares:
Net asset value per share ($32,854,049 ÷ 1,046,284 shares outstanding), $0.001 par value, 100,000,000 shares authorized	$31.40
Offering price per share	$31.40
Redemption proceeds per share (98.00/100 of $31.40)	$30.77
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  18

  Statement of Operations

  Year Ended November 30, 2009

Investment Income:
Dividends (including $128,153 received from an affiliated issuer (Note 5) and net of foreign taxes withheld of $552,174)		$5,375,612
Interest		23,405
TOTAL INCOME		5,399,017
Expenses:
Investment adviser fee (Note 5)	$3,475,365
Administrative personnel and services fee (Note 5)	270,000
Custodian fees	87,003
Transfer and dividend disbursing agent fees and expenses	716,193
Directors'/Trustees' fees	10,038
Auditing fees	29,700
Legal fees	7,495
Portfolio accounting fees	74,909
Distribution services fee — Class A Shares (Note 5)	499,014
Distribution services fee — Class B Shares (Note 5)	134,726
Distribution services fee — Class C Shares (Note 5)	272,205
Shareholder services fee — Class B Shares (Note 5)	44,909
Shareholder services fee — Class C Shares (Note 5)	90,238
Account administration fee — Class C Shares	477
Share registration costs	71,909
Printing and postage	73,857
Insurance premiums	3,921
Taxes	41,900
Miscellaneous	12,593
TOTAL EXPENSES	5,916,452
  Annual Shareholder Report
  19

  Statement of Operations — continued
Waivers and Reimbursement (Note 5):
Waiver/reimbursement of investment adviser fee	$(381,866)
Waiver of administrative personnel and services fee	(52,218)
Waiver of distribution services fee — Class A Shares	(84,871)
TOTAL WAIVERS AND REIMBURSEMENT		$(518,955)
Net expenses			$5,397,497
Net investment income			1,520
Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized loss on investments and foreign currency transactions (including foreign taxes withheld of $275,613)			(12,502,175)
Net change in unrealized depreciation of investments and translation of assets and liabilities in foreign currency			133,688,901
Net realized and unrealized gain on investments and foreign currency transactions			121,186,726
Change in net assets resulting from operations			$121,188,246
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  20

  Statement of Changes in Net Assets

Year Ended November 30	2009	2008
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,520	$(1,282,925)
Net realized loss on investments and foreign currency transactions	(12,502,175)	(85,245,918)
Net change in unrealized appreciation/depreciation of investments and translation of assets and liabilities in foreign currency	133,688,901	(277,722,228)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	121,188,246	(364,251,071)
Distributions to Shareholders:
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	—	(61,572,177)
Class B Shares	—	(12,923,413)
Class C Shares	—	(10,988,062)
CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	—	(85,483,652)
Share Transactions:
Proceeds from sale of shares	53,106,440	192,678,040
Net asset value of shares issued to shareholders in payment of distributions declared	—	70,233,622
Cost of shares redeemed	(86,426,404)	(273,459,252)
CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(33,319,964)	(10,547,590)
Regulatory Settlement Proceeds:
Net increase from regulatory settlement (Note 10)	351,700	—
Redemption Fees	42,010	31,811
Change in net assets	88,261,992	(460,250,502)
Net Assets:
Beginning of period	251,844,852	712,095,354
End of period (including undistributed (distributions in excess of) net investment income of $0 and $(64,199), respectively)	$340,106,844	$251,844,852
    See Notes which are an integral part of the Financial Statements
  Annual Shareholder Report
  21

  Notes to Financial Statements

  November 30, 2009

  1. ORGANIZATION

  Federated World Investment Series, Inc. (the “Corporation”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Corporation consists of three portfolios. The financial statements included herein are only those of Federated International Small-Mid Company Fund (the “Fund”), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held. Each portfolio pays its own expenses. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Institutional Shares. All shares of the Fund have equal rights with respect to voting, except on class-specific matters. The financial highlights of the Class A Shares, Class B Shares and Class C Shares are presented separately. The investment objective of the Fund is to provide long-term growth of capital.

  2. SIGNIFICANT ACCOUNTING POLICIES

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (GAAP).

  Investment Valuation

  In calculating its net asset value (NAV), the Fund generally values investments as follows:

    Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
    Shares of other mutual funds are valued based upon their reported NAVs.
    Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Directors (the “Directors”).
    Fixed-income securities acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
    Derivative contracts listed on exchanges are valued at their reported settlement or closing price.
    Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Directors.

  If the Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV.

  Annual Shareholder Report
  22

  Fair Valuation and Significant Events Procedures

  The Directors have authorized the use of pricing services to provide evaluations of the current fair value of certain investments for purposes of calculating the NAV. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for U.S. Treasury and Agency securities and mortgage-backed securities. The Fund normally uses mid evaluations for other types of fixed-income securities and OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Directors.

  The Directors also have adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:

    With respect to securities traded in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures or options contracts;
    With respect to price evaluations of fixed-income securities determined before the close of regular trading on the NYSE, actions by the Federal Reserve Open Market Committee and other significant trends in U.S. fixed-income markets;
    Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
    Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.

  The Directors have approved the use of a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Fund will determine the fair value of the investment using another method approved by the Directors.

  Repurchase Agreements

  It is the policy of the Fund to require the other party to a repurchase agreement to transfer to the Fund's custodian or sub-custodian eligible securities or cash with a market value (after transaction costs) at least equal to the repurchase price to be paid under the repurchase agreement. The eligible securities are transferred to accounts with the custodian or sub-custodian in which the Fund holds a “securities entitlement” and exercises “control” as those terms are defined in the Uniform Commercial Code. The Fund has established procedures for Annual Shareholder Report
  23

  monitoring the market value of the transferred securities and requiring the transfer of additional eligible securities if necessary to equal at least the repurchase price. These procedures also allow the other party to require securities to be transferred from the account to the extent that their market value exceeds the repurchase price or in exchange for other eligible securities of equivalent market value.

  With respect to agreements to repurchase U.S. government securities and cash items, the Fund treats the repurchase agreement as an investment in the underlying securities and not as an obligation of the other party to the repurchase agreement. Other repurchase agreements are treated as obligations of the other party secured by the underlying securities. Nevertheless, the insolvency of the other party or other failure to repurchase the securities may delay the disposition of the underlying securities or cause the Fund to receive less than the full repurchase price. Under the terms of the repurchase agreement, any amounts received by the Fund in excess of the repurchase price and related transaction costs must be remitted to the other party.

  The Fund may enter into repurchase agreements in which eligible securities are transferred into joint trading accounts maintained by the custodian or sub-custodian for investment companies and other clients advised by the Fund's Adviser and its affiliates. The Fund will participate on a pro rata basis with the other investment companies and clients in its share of the securities transferred under such repurchase agreements and in its share of proceeds from any repurchase or other disposition of such securities.

  Investment Income, Gains and Losses, Expenses and Distributions

  Investment transactions are accounted for on a trade-date basis. Realized gains and losses from investment transactions are recorded on an identified-cost basis. Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Foreign dividends are recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date. Distributions of net investment income, if any, are declared and paid annually. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class may bear certain expenses unique to that class such as account administration, distribution services and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

  Premium and Discount Amortization/Paydown Gains and Losses

  All premiums and discounts on fixed-income securities are amortized/accreted for financial statement purposes.

  Federal Taxes

  It is the Fund's policy to comply with the Subchapter M provision of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. As of and during the year ended November 30, 2009, the Fund did not have a liability for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of November 30, 2009, tax years 2006 through 2009 remain subject to examination by the Fund's major tax jurisdictions, which include the United States of America, the state of Maryland and the Commonwealth of Pennsylvania.

  Annual Shareholder Report
  24

  The Fund may be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or gains are earned.

  Other Taxes

  As an open-end management investment company incorporated in the state of Maryland but domiciled in the Commonwealth of Pennsylvania, the Fund is subject to the Pennsylvania Franchise Tax. This franchise tax is assessed annually on the value of the Fund, as represented by average net assets for the tax year.

  When-Issued and Delayed Delivery Transactions

  The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

  Foreign Exchange Contracts

  The Fund may enter into foreign exchange contracts for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign exchange contracts to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies, whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

  Foreign exchange contracts outstanding at period end are listed after the Fund's Portfolio of Investments.

  Foreign Currency Translation

  The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies (FCs) are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Annual Shareholder Report
  25

  Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

  Restricted Securities

  The Fund may purchase securities which are considered restricted. Restricted securities are securities that either: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933; or (b) are subject to contractual restrictions on public sales. In some cases, when a security cannot be offered for public sale without first being registered, the issuer of the restricted security has agreed to register such securities for resale, at the issuer's expense, either upon demand by the Fund or in connection with another registered offering of the securities. Many such restricted securities may be resold in the secondary market in transactions exempt from registration. Restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures established by and under the general supervision of the Directors.

  Additional Disclosure Related to Derivative Instruments

Fair Value of Derivative Instruments
	Asset		Liability
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments under ASC Topic 815
Foreign exchange contracts	Receivable for foreign exchange contracts	$1,500	Payable for foreign exchange contracts	$16,615
  Annual Shareholder Report
  26

  The Effect of Derivative Instruments on the Statement of Operations for the Year Ended November 30, 2009

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$(11,084)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Forward Currency Contracts
Foreign exchange contracts	$(8,310)

  Other

  The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

  3. CAPITAL STOCK

  The following tables summarize capital stock activity:

Year Ended November 30	2009		2008
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	1,605,150	$38,837,377	2,960,281	$119,498,935
Shares issued to shareholders in payment of distributions declared	—	—	1,116,777	50,936,193
Shares redeemed	(2,721,746)	(63,673,163)	(5,002,609)	(190,670,299)
NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(1,116,596)	$(24,835,786)	(925,551)	$(20,235,171)
Year Ended November 30	2009		2008
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	107,033	$2,406,100	108,935	$4,162,362
Shares issued to shareholders in payment of distributions declared	—	—	273,758	11,314,412
Shares redeemed	(399,405)	(8,276,321)	(1,540,785)	(56,142,536)
NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(292,372)	$(5,870,221)	(1,158,092)	$(40,665,762)
  Annual Shareholder Report
  27

Year Ended November 30	2009		2008
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	213,479	$4,701,611	473,148	$16,361,774
Shares issued to shareholders in payment of distributions declared	—	—	193,340	7,983,017
Shares redeemed	(459,052)	(9,488,268)	(591,660)	(18,871,486)
NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(245,573)	$(4,786,657)	74,828	$5,473,305
	Year Ended 11/30/2009		Period Ended 11/30/2008[1]
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	281,278	$7,161,352	1,220,240	$52,654,969
Shares redeemed	(220,940)	(4,988,652)	(234,294)	(7,774,931)
NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	60,338	$2,172,700	985,946	$44,880,038
NET CHANGE RESULTING FROM FUND SHARE TRANSACTIONS	(1,594,203)	$(33,319,964)	(1,022,869)	$(10,547,590)
1	Reflects operations for the period from March 31, 2008 (date of initial investment) to November 30, 2008.

  Redemption Fees

  The Fund imposes a 2.00% redemption fee to shareholders of the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares who redeem shares held for 30 days or less. Shares acquired by reinvestment of dividends or distributions of the Fund, or purchased pursuant to the Systematic Investment Program or withdrawn pursuant to the Systematic Withdrawal Program, will not be subject to the redemption fee. All redemption fees are recorded by the Fund as additions to paid-in capital. For the year ended November 30, 2009, the redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares amounted to $30,064, $2,920, $5,535 and $3,491, respectively. For the year ended November 30, 2008, the redemption fees for Class A Shares, Class B Shares, Class C Shares and Institutional Shares amounted to $23,109, $3,216, $3,978 and $1,508, respectively.

  4. FEDERAL TAX INFORMATION

  The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for foreign currency transactions, reclass of capital gains taxes, reclassification for regulatory settlement proceeds and net operating losses.

  Annual Shareholder Report
  28

  For the year ended November 30, 2009, permanent differences identified and reclassified among the components of net assets were as follows:
Increase (Decrease)
Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(1,863,369)	$62,679	$1,800,690

  Net investment income (loss), net realized gains (losses), and net assets were not affected by this reclassification.

  The tax character of distributions as reported on the Statement of Changes in Net Assets for the years ended November 30, 2009 and 2008, was as follows:

	2009	2008
Ordinary income[1]	$ —	$11,895,943
Long-term capital gains	$ —	$73,587,709
1	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

  As of November 30, 2009, the components of distributable earnings on a tax basis were as follows:

Net unrealized appreciation	$87,470,058
Capital loss carryforwards	$(93,865,953)

  The difference between book-basis and tax-basis net unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales.

  At November 30, 2009, the cost of investments for federal tax purposes was 246,877,146. The net unrealized appreciation of investments for federal tax purposes excluding any unrealized appreciation/depreciation resulting from changes in foreign currency exchange rates and outstanding foreign exchange contracts was $87,564,608. This consists of net unrealized appreciation from investments for those securities having an excess of value over cost of $97,433,865 and net unrealized depreciation from investments for those securities having an excess of cost over value of $9,869,257.

  At November 30, 2009, the Fund had a capital loss carryforward of $93,865,953 which will reduce the Fund's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2016	$83,411,424
2017	$10,454,529
  Annual Shareholder Report
  29

  5. INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  Investment Adviser Fee

  Federated Global Investment Management Corp. is the Fund's investment adviser (the “Adviser”). The advisory agreement between the Fund and the Adviser provides for an annual fee equal to 1.25% of the Fund's average daily net assets. Subject to the terms described in the Expense Limitation note, the Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2009, the Adviser voluntarily waived $371,826 of its fee.

  Administrative Fee

  Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FAS is based on the average aggregate daily net assets of certain Federated funds as specified below:

Administrative Fee	Average Aggregate Daily Net Assets of the Federated Funds
0.150%	on the first $5 billion
0.125%	on the next $5 billion
0.100%	on the next $10 billion
0.075%	on assets in excess of $20 billion

  The administrative fee received during any fiscal year shall be at least $150,000 per portfolio and $40,000 per each additional class of Shares. Subject to the terms described in the Expense Limitation note, FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended
  November 30, 2009, the net fee paid to FAS was 0.078% of average daily net assets of the Fund. FAS waived $52,218 of its fee.

  Distribution Services Fee

  The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. (FSC), the principal distributor, from the daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to finance activities intended to result in the sale of these shares. The Plan provides that the Fund may incur distribution expenses at the following percentages of average daily net assets annually, to compensate FSC:

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.25%
Class B Shares	0.75%
Class C Shares	0.75%
  Annual Shareholder Report
  30

  Subject to the terms described in the Expense Limitation note, FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended November 30, 2009, FSC voluntarily waived $84,871 of its fee. When FSC receives fees, it may pay some or all of them to financial intermediaries whose customers purchase shares. For the year ended November 30, 2009, FSC did not retain any fees paid by the Fund.

  Sales Charges

  Front-end sales charges and contingent deferred sales charges do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. For the year ended November 30, 2009, FSC retained $9,866 in sales charges from the sale of Class A Shares.

  Shareholder Services Fee

  The Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of the Fund's Class A Shares, Class B Shares and Class C Shares to financial intermediaries or to Federated Shareholder Services Company (FSSC) for providing services to shareholders and maintaining shareholder accounts. Subject to the terms described in the Expense Limitation note, FSSC may voluntarily reimburse the Fund for shareholder services fees. This voluntary reimbursement can be modified or terminated at any time. For the year ended November 30, 2009, FSSC did not receive any fees paid by the Fund. For the year ended November 30, 2009, the Fund's Class A Shares did not incur a shareholder services fee.

  Expense Limitation

  The Adviser and its affiliates (which may include FSC, FAS and FSSC) have voluntarily agreed to waive their fees and/or reimburse expenses so that the total operating expenses (as shown in the financial highlights) paid by the Fund's Class A Shares, Class B Shares, Class C Shares and Institutional Shares (after the voluntary waivers and reimbursements) will not exceed 1.80%, 2.60%, 2.60% and 1.60%, respectively, through the later of (the “Termination Date”):
  (a) January 31, 2011; or (b) the date of the Fund's next effective prospectus. While the Adviser and its affiliates currently do not anticipate terminating these arrangements prior to the Termination Date, these arrangements may only be terminated prior to the Termination Date with the agreement of the Directors.

  Annual Shareholder Report
  31

  General

  Certain Officers and Directors of the Fund are Officers and Directors or Trustees of the above companies.

  Transactions with Affiliated Companies

  Affiliated holdings are mutual funds which are managed by the Adviser or an affiliate of the Adviser. The Adviser has agreed to reimburse the Fund for certain investment adviser fees as a result of transactions in other affiliated mutual funds. For the year ended November 30, 2009, the Adviser reimbursed $10,040. Transactions with the affiliated company during the year ended November 30, 2009 were as follows:

Affiliate	Balance of Shares Held 11/30/2008	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 11/30/2009	Value	Dividend Income
Prime Value Obligations Fund, Institutional Shares	25,251,267	218,209,772	239,979,771	3,481,268	$3,481,268	$128,153

  6. Investment TRANSACTIONS

  Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations (and in-kind contributions), for the year ended November 30, 2009, were as follows:

Purchases	$334,395,771
Sales	$358,936,327

  7. CONCENTRATION OF RISK

  The Fund invests in securities of non-U.S. issuers. Political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

  The Fund may invest a portion of its assets in securities of companies that are deemed by the Fund's management to be classified in similar business sectors. Economic developments may have an effect on the liquidity and volatility of the portfolio securities.

  8. LINE OF CREDIT

  The Fund participates in a $75,000,000 unsecured, uncommitted revolving line of credit (LOC) agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 1.00% over the higher of the Federal Funds Rate or the London Interbank Offered Rate. As of November 30, 2009, there were no outstanding loans. During the year ended November 30, 2009, the Fund did not utilize the LOC.

  9. INTERFUND LENDING

  Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC), the Fund, along with other funds advised by subsidiaries of Federated Investors, Inc., may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from other participating affiliated funds. As of November 30, 2009, there were no outstanding loans. During the year ended November 30, 2009, the program was not utilized.

  Annual Shareholder Report
  32

  10. REGULATORY SETTLEMENT PROCEEDS

  The Fund received $351,700 in settlement of administrative proceedings against other unaffiliated third parties involving findings by the SEC of market timing and/or late trading of mutual funds. The settlement is recorded as an increase to paid-in capital in the accompanying financial statements.

  11. Legal Proceedings

  Since October 2003, Federated Investors, Inc. and related entities (collectively, Federated) and various Federated funds (Federated Funds) have been named as defendants in several class action lawsuits now pending in the United States District Court for the District of Maryland. The lawsuits were purportedly filed on behalf of people who purchased, owned and/or redeemed shares of Federated-sponsored mutual funds during specified periods beginning November 1, 1998. The suits are generally similar in alleging that Federated engaged in illegal and improper trading practices including market timing and late trading in concert with certain institutional traders, which allegedly caused financial injury to the mutual fund shareholders. These lawsuits began to be filed shortly after Federated's first public announcement that it had received requests for information on shareholder trading activities in the Federated Funds from the SEC, the Office of the New York State Attorney General (NYAG), and other authorities. In that regard, on November 28, 2005, Federated announced that it had reached final settlements with the SEC and the NYAG with respect to those matters. As Federated previously reported in 2004, it has already paid approximately $8.0 million to certain funds as determined by an independent consultant. As part of these settlements, Federated agreed to pay for the benefit of fund shareholders additional disgorgement and a civil money penalty in the aggregate amount of an additional $72 million. Federated entities have also been named as defendants in several additional lawsuits that are now pending in the United States District Court for the Western District of Pennsylvania, alleging, among other things, excessive advisory and Rule 12b-1 fees. The Board of the Federated Funds retained the law firm of Dickstein Shapiro LLP to represent the Federated Funds in these lawsuits. Federated and the Federated Funds, and their respective counsel have been defending this litigation, and none of the Federated Funds remains a defendant in any of the lawsuits (though some could potentially receive any recoveries as nominal defendants). Additional lawsuits based upon similar allegations may be filed in the future. The potential impact of these lawsuits, all of which seek unquantified damages, attorneys' fees and expenses, and future potential similar suits is uncertain. Although we do not believe that these lawsuits will have a material adverse effect on the Federated Funds, there can be no assurance that these suits, the ongoing adverse publicity and/or other developments resulting from the regulatory investigations will not result in increased Federated Fund redemptions, reduced sales of Federated Fund shares or other adverse consequences for the Federated Funds.

  12. Subsequent events

  Management has evaluated subsequent events through January 22, 2010, the date the financial statements were issued, and determined that no events have occurred that require additional disclosure.

  Annual Shareholder Report
  33

  Report of Independent Registered Public Accounting Firm

  TO THE BOARD OF DIRECTORS OF Federated World Investment series, inc. AND SHAREHOLDERS OF federated INTERNATIONAL small-mid company fund:

  We have audited the accompanying statement of assets and liabilities of Federated International Small-Mid Company Fund (the “Fund”) (one of the portfolios constituting Federated World Investment Series, Inc.), including the portfolio of investments, as of November 30, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated International Small-Mid Company Fund, a portfolio of Federated World Investment Series, Inc., at November 30, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

  Boston, Massachusetts
  January 22, 2010

  Annual Shareholder Report
  34

  Board of Directors and Corporation Officers

  The Board is responsible for managing the Corporation's business affairs and for exercising all the Corporation's powers except those reserved for the shareholders. The following tables give information about each Board member and the senior officers of the Fund. Where required, the tables separately list Board members who are “interested persons” of the Fund (i.e., “Interested” Board members) and those who are not (i.e., “Independent” Board members). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222. The address of all Independent Board members listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2009, the Corporation comprised three portfolio(s), and the Federated Fund Complex consisted of 43 investment companies (comprising 145 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Federated Fund Complex and serves for an indefinite term. The Fund's Statement of Additional Information includes additional information about Corporation Directors and is available, without charge and upon request, by calling 1-800-341-7400.

  Interested DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John F. Donahue* Birth Date: July 28, 1924 DIRECTOR Began serving: January 1994	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman of the Federated Fund Complex's Executive Committee.
Previous Positions: Chairman of the Federated Fund Complex; Trustee, Federated Investment Management Company; Chairman and Director, Federated Investment Counseling.
J. Christopher Donahue* Birth Date: April 11, 1949 PRESIDENT AND DIRECTOR Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport Research, Ltd.

*	Family relationships and reasons for “interested” status: John F. Donahue is the father of J. Christopher Donahue; both are “interested” due to their beneficial ownership of shares of Federated Investors, Inc. and the positions they hold with Federated and its subsidiaries.
  Annual Shareholder Report

  35

  INDEPENDENT DIRECTORS Background

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John T. Conroy, Jr., Ph.D. Birth Date: June 23, 1937 DIRECTOR Began serving: November 1991	Principal Occupations: Director or Trustee of the Federated Fund Complex; Chairman of the Board, Investment Properties Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Assistant Professor in Theology, Blessed Edmund Rice School for Pastoral Ministry.
Previous Positions: President, Investment Properties Corporation; Senior Vice President, John R. Wood and Associates, Inc., Realtors; President, Naples Property Management, Inc. and Northgate Village Development Corporation.
Nicholas P. Constantakis Birth Date: September 3, 1939 DIRECTOR Began serving: February 1998	Principal Occupation: Director or Trustee of the Federated Fund Complex.
  Other Directorship Held: Director and Chairman of the Audit Committee, Michael Baker Corporation (architecture, engineering and construction services).
Previous Position: Partner, Andersen Worldwide SC.
John F. Cunningham Birth Date: March 5, 1943 DIRECTOR Began serving: January 1999	Principal Occupation: Director or Trustee of the Federated Fund Complex.
  Other Directorships Held: Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (strategic business consulting); Trustee Associate, Boston College.
Previous Positions: Director, Redgate Communications and EMC Corporation (computer storage systems); Chairman of the Board and Chief Executive Officer, Computer Consoles, Inc.; President and Chief Operating Officer, Wang Laboratories; Director, First National Bank of Boston; Director, Apollo Computer, Inc.
Maureen Lally-Green Birth Date: July 5, 1949 DIRECTOR Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Director, Office of Church Relations, Diocese of Pittsburgh; Adjunct Professor of Law, Duquesne University School of Law.
  Other Directorships Held: Director, Auberle; Trustee St. Francis University; Director, Ireland Institute of Pittsburgh; Director, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director, Epilepsy Foundation of Western and Central Pennsylvania; Director, Saint Thomas More Society, Allegheny County; Director, Carlow University.
Previous Position: Pennsylvania Superior Court Judge.
  Annual Shareholder Report
  36

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
Peter E. Madden Birth Date: March 16, 1942 DIRECTOR Began serving: January 1994	Principal Occupation: Director or Trustee, and Chairman of the Board of Directors or Trustees, of the Federated Fund Complex.
  Other Directorship Held: Board of Overseers, Babson College.
Previous Positions: Representative, Commonwealth of Massachusetts General Court; President, Chief Operating Officer and Director, State Street Bank and Trust Company and State Street Corporation (retired); Director, VISA USA and VISA International; Chairman and Director, Massachusetts Bankers Association; Director, Depository Trust Corporation; Director, The Boston Stock Exchange.
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee and Chairman of the Audit Committee of the Federated Fund Complex; Management Consultant.
Previous Positions: Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).
R. James Nicholson Birth Date: February 4, 1938 DIRECTOR Began serving: January 2008	Principal Occupations: Director or Trustee of the Federated Fund Complex; Senior Counsel, Brownstein Hyatt Farber Schrek, P.C.; Former Secretary of the U.S. Dept. of Veterans Affairs; Former U.S. Ambassador to the Holy See; Former Chairman of the Republican National Committee.
  Other Directorships Held: Director, Horatio Alger Association; Director, The Daniels Fund.
Previous Positions: Colonel, U.S. Army Reserve; Partner, Calkins, Kramer, Grimshaw and Harring, P.C.; General Counsel, Colorado Association of Housing and Building; Chairman and CEO, Nicholson Enterprises, Inc. (real estate holding company); Chairman and CEO, Renaissance Homes of Colorado.
Thomas M. O'Neill Birth Date: June 14, 1951 DIRECTOR Began serving: October 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
  Other Directorships Held: Board of Overseers, Children's Hospital of Boston; Visiting Committee on Athletics, Harvard College.
Previous Positions: Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); Director, Midway Pacific (lumber).
  Annual Shareholder Report
  37

Name Birth Date Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)
John S. Walsh Birth Date: November 28, 1957 DIRECTOR Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc.
Previous Position: Vice President, Walsh & Kelly, Inc.
James F. Will Birth Date: October 12, 1938 DIRECTOR Began serving: April 2006	Principal Occupations: Director or Trustee of the Federated Fund Complex; formerly, Vice Chancellor and President, Saint Vincent College.
  Other Directorships Held: Trustee, Saint Vincent College; Alleghany Corporation.
Previous Positions: Chairman, President and Chief Executive Officer, Armco, Inc.; President and Chief Executive Officer, Cyclops Industries; President and Chief Operating Officer, Kaiser Steel Corporation.

  OFFICERS

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Began serving: January 1994	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.
Richard A. Novak Birth Date: December 25, 1963 TREASURER Began serving: January 2006	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Previous Positions: Controller of Federated Investors, Inc.; Vice President, Finance of Federated Services Company; held various financial management positions within The Mercy Hospital of Pittsburgh; Auditor, Arthur Andersen & Co.
  Annual Shareholder Report
  38

Name Birth Date Address Positions Held with Corporation Date Service Began	Principal Occupation(s) for Past Five Years and Previous Position(s)
Richard B. Fisher Birth Date: May 17, 1923 VICE CHAIRMAN Began serving: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Brian P. Bouda Birth Date: February 28, 1947 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Began serving: August 2004	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of its subsidiaries. Mr. Bouda joined Federated in 1999 and is a member of the American Bar Association and the State Bar Association of Wisconsin.
Stephen F. Auth Birth Date: September 3, 1956 450 Lexington Avenue Suite 3700 New York, NY 10017-3943 CHIEF INVESTMENT OFFICER Began serving: November 2002	Principal Occupations: Mr. Auth is Chief Investment Officer of this Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company, and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
Robert J. Ostrowski Birth Date: April 26, 1963 CHIEF INVESTMENT OFFICER Began serving: May 2004	Principal Occupations: Robert J. Ostrowski joined Federated in 1987 as an Investment Analyst and became a Portfolio Manager in 1990. He was named Chief Investment Officer of taxable fixed-income products in 2004 and also serves as a Senior Portfolio Manager. He has been a Senior Vice President of the Fund's Adviser since 1997. Mr. Ostrowski is a Chartered Financial Analyst. He received his M.S. in Industrial Administration from Carnegie Mellon University.

  Annual Shareholder Report

  39

  Evaluation and Approval of Advisory Contract - May 2009

  Federated International Small-Mid Company Fund (the “Fund”)

  The Fund's Board reviewed the Fund's investment advisory contract at meetings held in May 2009. The Board's decision regarding the contract reflects the exercise of its business judgment on whether to continue the existing arrangements.

  In this connection, the Federated funds' Board had previously appointed a Senior Officer, whose duties include specified responsibilities relating to the process by which advisory fees are to be charged to a Federated fund. The Senior Officer has the authority to retain consultants, experts, or staff as may be reasonably necessary to assist in the performance of his duties, reports directly to the Board, and may be terminated only with the approval of a majority of the independent members of the Board. The Senior Officer prepared and furnished to the Board an independent, written evaluation that covered topics discussed below. The Board considered that evaluation, along with other information, in deciding to approve the advisory contract.

  During its review of the contract, the Board considered compensation and benefits received by the Adviser. This included the fees received for services provided to the Fund by other entities in the Federated organization and research services received by the Adviser from brokers that execute Federated fund trades, as well as advisory fees. The Board is also familiar with and considered judicial decisions concerning allegedly excessive investment advisory fees, which have indicated that the following factors may be relevant to an Adviser's fiduciary duty with respect to its receipt of compensation from a fund: the nature and quality of the services provided by the Adviser, including the performance of the fund; the Adviser's cost of providing the services; the extent to which the Adviser may realize “economies of scale” as a fund grows larger; any indirect benefits that may accrue to the Adviser and its affiliates as a result of the Adviser's relationship with a fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts the Board deems relevant bearing on the Adviser's services and fees. The Board further considered management fees (including any components thereof) charged to institutional and other clients of the Adviser for what might be viewed as like services, and the cost to the Adviser and its affiliates of supplying services pursuant to the management fee agreements, excluding any intra-corporate profit and profit margins of the Adviser and its affiliates for supplying such services. The Board was aware of these factors and was guided by them in its review of the Fund's advisory contract to the extent it considered them to be appropriate and relevant, as discussed further below.

  Annual Shareholder Report
  40

  The Board considered and weighed these circumstances in light of its substantial accumulated experience in governing the Fund and working with Federated on matters relating to the Federated funds, and was assisted in its deliberations by independent legal counsel. Throughout the year, the Board has requested and received substantial and detailed information about the Fund and the Federated organization that was in addition to the extensive materials that comprise and accompany the Senior Officer's evaluation. Federated provided much of this information at each regular meeting of the Board, and furnished additional reports in connection with the particular meeting at which the Board's formal review of the advisory contract occurred. Between regularly scheduled meetings, the Board also received information on particular matters as the need arose. Thus, the Board's consideration of the advisory contract included review of the Senior Officer's evaluation, accompanying data and additional reports covering such matters as: the Adviser's investment philosophy, revenue, profitability, personnel and processes; investment and operating strategies; the Fund's short- and long-term performance (in absolute terms, both on a gross basis and net of expenses, as well as in relationship to its particular investment program and certain competitor or “peer group” funds and/or other benchmarks, as appropriate), and comments on the reasons for performance; the Fund's investment objectives; the Fund's expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund's portfolio securities (if any); and the nature, quality and extent of the advisory and other services provided to the Fund by the Adviser and its affiliates. The Board also considered the preferences and expectations of Fund shareholders and their relative sophistication; the continuing state of competition in the mutual fund industry and market practices; the range of comparable fees for similar funds in the mutual fund industry; the Fund's relationship to the Federated family of funds which include a comprehensive array of funds with different investment objectives, policies and strategies which are available for exchange without the incurrence of additional sales charges; compliance and audit reports concerning the Federated funds and the Federated companies that service them (including communications from regulatory agencies), as well as Federated's responses to any issues raised therein; and relevant developments in the mutual fund industry and how the Federated funds and/or Federated are responding to them. The Board's evaluation process is evolutionary. The criteria considered and the emphasis placed on relevant criteria change in recognition of changing circumstances in the mutual fund marketplace. With respect to the Fund's performance and expenses in particular, the Board has found the use of comparisons to other mutual funds with comparable investment programs to be particularly useful, given the high degree of competition in the mutual fund business. The Board focused on comparisons Annual Shareholder Report
  41

  with other similar mutual funds more heavily than non-mutual fund products or services because, it is believed that, they are more relevant. For example, other mutual funds are the products most like the Fund, they are readily available to Fund shareholders as alternative investment vehicles, and they are the type of investment vehicle in fact chosen and maintained by the Fund's investors. The range of their fees and expenses therefore appears to be a generally reliable indication of what consumers have found to be reasonable in the precise marketplace in which the Fund competes. The Fund's ability to deliver competitive performance when compared to its peer group was a useful indicator of how the Adviser is executing the Fund's investment program, which in turn assisted the Board in reaching a conclusion that the nature, extent, and quality of the Adviser's investment management services were such as to warrant continuation of the advisory contract. In this regard, the Senior Officer has reviewed Federated's fees for providing advisory services to products outside the Federated family of funds (e.g., institutional and separate accounts). He concluded that mutual funds and institutional accounts are inherently different products. Those differences include, but are not limited to, different types of targeted investors; being subject to different laws and regulations; different legal structures; different average account sizes; different associated costs; different portfolio management techniques made necessary by different cash flows; and portfolio manager time spent in review of securities pricing. The Senior Officer did not consider these fee schedules to be determinative in judging the appropriateness of mutual fund advisory contracts.

  The Senior Officer reviewed reports compiled by Federated, using data supplied by independent fund ranking organizations, regarding the performance of, and fees charged by, other mutual funds, noting his view that comparisons to fund peer groups are highly important in judging the reasonableness of proposed fees.

  The Fund's performance fell below the median of the relevant peer group for the one-year, three-year and five-year periods covered by the report. The Board discussed the Fund's performance with the Adviser and recognized the efforts being undertaken by the Adviser. The Board will continue to monitor these efforts and the performance of the Fund.

  The Board also received financial information about Federated, including reports on the compensation and benefits Federated derived from its relationships with the Federated funds. These reports covered not only the fees under the advisory contracts, but also fees received by Federated's subsidiaries for providing other services to the Federated funds under separate contracts (e.g., for serving as the Federated funds' administrator). The reports also discussed any indirect benefit Federated may derive from its receipt of research services from brokers who execute Federated fund trades. In addition, the Board considered the fact that, in order for a fund to be competitive in the marketplace, Federated and its affiliates frequently waived fees and/or Annual Shareholder Report
  42

  reimbursed expenses and have disclosed to fund investors and/or indicated to the Board their intention to do so in the future, where appropriate. Moreover, the Board receives regular reports regarding the institution or elimination of these voluntary waivers.

  Federated furnished reports, requested by the Senior Officer, that reported revenues on a fund-by-fund basis and made estimates of the allocation of expenses on a fund-by-fund basis, using allocation methodologies specified by the Senior Officer. The Senior Officer noted that, although they may apply consistent allocation processes, the inherent difficulties in allocating costs (and the unavoidable arbitrary aspects of that exercise) and the lack of consensus on how to allocate those costs may render such allocation reports unreliable. The allocation reports were considered in the analysis by the Board but were determined to be of limited use.

  The Board and the Senior Officer also reviewed a report compiled by Federated comparing profitability information for Federated to other publicly held fund management companies. In this regard, the Senior Officer noted the limited availability of such information, but nonetheless concluded that Federated's profit margins did not appear to be excessive and the Board agreed.

  The Senior Officer's evaluation also discussed the notion of possible realization of “economies of scale” as a fund grows larger. The Board considered in this regard that the Adviser has made significant and long-term investments in areas that support all of the Federated funds, such as personnel and processes for the portfolio management, compliance, and risk management functions; and systems technology; and that the benefits of these efforts (as well as any economies, should they exist) were likely to be enjoyed by the fund complex as a whole. Finally, the Board also noted the absence of any applicable regulatory or industry guidelines on this subject, which (as discussed in the Senior Officer's evaluation) is compounded by the lack of any common industry practice or general pattern with respect to structuring fund advisory fees with “breakpoints” that serve to reduce the fee as the fund attains a certain size. The Senior Officer did not recommend institution of breakpoints in pricing Federated's fund advisory services at this time.

  It was noted in the materials for the Board meeting that for the period covered by the report, the Fund's investment advisory fee, after waivers and expense reimbursements, if any, was above the median of the relevant peer group. The Board reviewed the fees and other expenses of the Fund with the Adviser and was satisfied that the overall expense structure of the Fund remained competitive. The Board will continue to monitor advisory fees and other expenses borne by the Fund.

  The Senior Officer's evaluation noted his belief that the information and observations contained in his evaluation supported a finding that the proposed management fees are reasonable, and that Federated appeared to provide appropriate administrative services to the Fund for the fees paid. Under these Annual Shareholder Report
  43

  circumstances, no changes were recommended to, and no objection was raised to, the continuation of the Fund's advisory contract. The Board concluded that the nature, quality and scope of services provided the Fund by the Adviser and its affiliates were satisfactory.

  In its decision to continue an existing investment advisory contract, the Board was mindful of the potential disruptions of the Fund's operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an advisory contract. In particular, the Board recognized that many shareholders have invested in the Fund on the strength of the Adviser's industry standing and reputation and with the expectation that the Adviser will have a continuing role in providing advisory services to the Fund. Thus, the Board's approval of the advisory contract reflected the fact that it is the shareholders who have effectively selected the Adviser by virtue of having invested in the Fund.

  The Board based its decision to approve the advisory contract on the totality of the circumstances and relevant factors and with a view to past and future long-term considerations. Not all of the factors and considerations identified above were necessarily relevant to the Fund, nor did the Board consider any one of them to be determinative. With respect to the factors that were relevant, the Board's decision to approve the contract reflects its determination that Federated's performance and actions provided a satisfactory basis to support the decision to continue the existing arrangements.

  Annual Shareholder Report
  44

  Voting Proxies on Fund Portfolio Securities

  A description of the policies and procedures that the Fund uses to determine how to vote proxies, if any, relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling 1-800-341-7400. A report on “Form N-PX” of how the Fund voted any such proxies during the most recent 12-month period ended June 30 is available from Federated's Web site at FederatedInvestors.com. To access this information from the “Products” section of the Web site, click on the “Prospectuses and Regulatory Reports” link under “Related Information,” then select the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Prospectuses and Regulatory Reports” link. Form N-PX filings are also available at the SEC's Web site at www.sec.gov.

  Quarterly Portfolio Schedule

  The Fund files with the SEC a complete schedule of its portfolio holdings, as of the close of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC's Web site at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room.) You may also access this information from the “Products” section of Federated's Web site at FederatedInvestors.com by clicking on “Portfolio Holdings” under “Related Information,” then selecting the appropriate link opposite the name of the Fund; or select the name of the Fund and from the Fund's page, click on the “Portfolio Holdings” link.

  Annual Shareholder Report
  45

  Mutual funds are not bank deposits or obligations, are not guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

  This Report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's Prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

  Federated International Small-Mid Company Fund
  Federated Investors Funds
  4000 Ericsson Drive
  Warrendale, PA 15086-7561

  Contact us at FederatedInvestors.com
  or call 1-800-341-7400.

  Federated Securities Corp., Distributor

  Cusip 31428U631

  39833 (1/10)

  Federated is a registered mark of Federated Investors, Inc.
  2010 Federated Investors, Inc.

  Item 2.                      Code of Ethics

  (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

  (c) Not Applicable

  (d) Not Applicable

  (e) Not Applicable

  (f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

  Item 3. Audit Committee Financial Expert

  The registrant's Board has determined that each of the following members of the Board's Audit Committee is an “audit committee financial expert,” and is "independent," for purposes of this Item:   Nicholas P. Constantakis, Charles F. Mansfield, Jr. and Thomas M. O’Neill.

  Item 4.                      Principal Accountant Fees and Services

  (a)           Audit Fees billed to the registrant for the two most recent fiscal years:

  Fiscal year ended 2009 - $84,300

  Fiscal year ended 2008 - $84,300

  (b)                      Audit-Related Fees billed to the registrant for the two most recent fiscal years:

  Fiscal year ended 2009 - $93

  Fiscal year ended 2008 - $0

  Audit Committee Meeting.

  Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $5,165 and $0 respectively.  Fiscal year ended 2009- Audit consent fee for N-14 merger document.

  (c)                       Tax Fees billed to the registrant for the two most recent fiscal years:

  Fiscal year ended 2009 - $0

  Fiscal year ended 2008 - $0

  Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

  (d)                      All Other Fees billed to the registrant for the two most recent fiscal years:

  Fiscal year ended 2009 - $0

  Fiscal year ended 2008 - $0

  Amount requiring approval of the registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $31,786 and $0 respectively.  Fiscal year ended 2009- Service fee for analysis of potential Passive Foreign Investment Company holdings.

  (e)(1)                      Audit Committee Policies regarding Pre-approval of Services.

  The Audit Committee is required to pre-approve audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

  Certain services have the general pre-approval of the Audit Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.  The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

  The Audit Committee has delegated pre-approval authority to its Chairman.  The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

  AUDIT SERVICES

  The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

  In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

  AUDIT-RELATED SERVICES

  Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

  TAX SERVICES

  The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor’s independence.  However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

  ALL OTHER SERVICES

  With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)
  The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant to its accountant during the fiscal year in which the services are provided;

(2)
  Such services were not recognized by the registrant, the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant  at the time of the engagement to be non-audit services; and

(3)
  Such services are promptly brought to the attention of the Audit Committee of the issuer and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Audit Committee.

  The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

  PRE-APPROVAL FEE LEVELS

  Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

  PROCEDURES

  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

  (e)(2)                      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

  4(b)

  Fiscal year ended 2009 – 0%

  Fiscal year ended 2008 - 0%

  Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

  4(c)

  Fiscal year ended 2009 – 0%

  Fiscal year ended 2008 – 0%

  Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

  4(d)

  Fiscal year ended 2009 – 0%

  Fiscal year ended 2008 – 0%

  Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)	NA

(g)	Non-Audit Fees billed to the registrant, the registrant’s investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
  Fiscal year ended 2009 - $263,856

  Fiscal year ended 2008 - $157,137

  (h)                      The registrant’s Audit Committee has considered that the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

  Item 5.                      Audit Committee of Listed Registrants

  Not Applicable

  Item 6.                      Schedule of Investments

  Not Applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

  Item 10.                      Submission of Matters to a Vote of Security Holders

  Not Applicable

  Item 11.                                Controls and Procedures

  (a) The registrant’s President and Treasurer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

  (b) There were no changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

  Item 12.                                Exhibits

  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	Federated World Investment Series, Inc.

By	/S/ Richard A. Novak
Richard A. Novak
Principal Financial Officer
Date	January 22, 2010

  Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ J. Christopher Donahue
J. Christopher Donahue
Principal Executive Officer
Date	January 22, 2010

By	/S/ Richard A. Novak
Richard A. Novak
Principal Financial Officer
Date	January 22, 2010